BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

STOCKHOLDER LETTER                                                            1

COGNITIVE VALUE FUND
SCHEDULE OF INVESTMENTS                                                       7

TOTAL RETURN GRAPH AND TABLE                                                 17

ENHANCED GROWTH FUND
SCHEDULE OF INVESTMENTS                                                      18

TOTAL RETURN GRAPH AND TABLE                                                 23

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS                                                      24

TOTAL RETURN GRAPH AND TABLE                                                 37

BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS                                                      39

TOTAL RETURN GRAPH AND TABLE                                                 44

STATEMENTS OF ASSETS AND LIABILITIES                                         46

STATEMENTS OF OPERATIONS                                                     47

STATEMENTS OF CHANGES IN NET ASSETS                                          48

FINANCIAL HIGHLIGHTS                                                         49

NOTES TO FINANCIAL STATEMENTS                                                53

REPORT OF INDEPENDENT ACCOUNTANTS                                            58

DIRECTORS AND OFFICERS OF BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP     59

October 23, 2002

Dear Stockholder:

Enclosed please find the Bailard, Biehl & Kaiser Opportunity Fund Group Stockholders' Report for the year ended September 30, 2002. In this report, we will review what has been a very turbulent twelve months for the financial markets. We will also discuss how the Bailard, Biehl & Kaiser Cognitive Value Fund, the Bailard, Biehl & Kaiser Enhanced Growth Fund, the Bailard, Biehl & Kaiser International Equity Fund and the Bailard, Biehl & Kaiser Bond Opportunity Fund have performed under these very difficult market conditions.

MARKET OVERVIEW*

The past twelve months have been an extraordinarily tumultuous time for the world's financial markets, as investors struggled to come to grips with changing economic expectations, corporate scandals and geopolitical challenges ranging from the War on Terrorism to the possibility of a conflict with Iraq. The roller coaster year can be divided into two distinct periods. During the first half of the year (the six months from October 1, 2001 to March 31, 2002), the world's equity markets enjoyed a respite from bear market conditions while bonds faced downward pricing pressures. During the second half of the year (the six months from April 1, 2002 to September 30, 2002), on the other hand, stocks resumed their downward course as bonds rebounded.

A PROMISING FIRST HALF FOR STOCKS, A CHALLENGING ONE FOR BONDS

The world's equity markets got off to a good start during the fourth quarter of 2001 only to plateau in the first calendar quarter of 2002. Governments around the world lowered interest rates, increased money supply and promised fiscal stimulus in response to the 9-11 terrorist attacks. As rapid military success in Afghanistan alleviated fears of terrorism and expectations of a global economic recovery grew, both the U.S. and international stock markets posted handsome gains, with the badly battered technology sector rebounding the most. During the fourth quarter of 2001, the S&P 500 index rose 10.7%, the technology-laden Nasdaq 100 index rose 35.0%, and the MSCI EAFE international stock index rose 7.0%.

As the stock market rebound predicted, economic growth was actually quite strong during the first quarter of 2002. But, as the quarter progressed, growing violence in the mid-East, rising oil prices, increasing doubts about the future of the economic recovery and a rising tide of corporate financial scandals put a damper on the equity markets. As a result, the broader U.S. and international stock market indices ended the quarter with essentially flat returns. Technology stocks started to lose ground again, although value stocks managed to achieve positive returns.

Throughout the entire six-month period ending March 31, 2002, the bond markets struggled as interest rates rose on expectations of economic recovery. The Merrill Lynch 7-10 Year Treasury index declined -1.6% for the fourth quarter of 2001 and fell another -1.1% in the first quarter of 2002. Despite the implosion of companies like Enron and Global Crossing, high-quality domestic corporate bonds outperformed their U.S. Treasury counterparts. Still, the growing concerns over the credibility of corporate financial statements and ratings caused credit downgrades and liquidity crises for some of America's largest businesses.

STOCKS SLID DURING THE SECOND HALF, WHILE BONDS REBOUNDED

The financial environment changed significantly during the second and third quarters of 2002 as the equity roller coaster resumed its downward slide. Both the U.S. and international stock markets came under pressure as global economic growth slowed, the WorldCom debacle exacerbated the crisis of confidence in corporate America, Japan's bank debt problems remained unresolved and the European markets suffered from accounting concerns, excessive telecom debt and weakness in financial stocks. During the second quarter of 2002, the dollar fell significantly versus both the euro and the yen. The U.S. stock market hit a new low toward the end of July as a result of all of this, but began recovering when our government took steps to restore confidence in corporate financial statements. Then, the markets turned again and plummeted to new lows in September as war with Iraq became more likely.

The magnitude of this downturn severely tested investors' patience. The S&P 500 declined -13.4% during the second quarter and -17.3% during the third quarter of 2002, for a total loss of -28.4% over this single six-month period. Technology stocks continued their downward spiral, with the Nasdaq 100 index falling -42.7% for the corresponding half year. Starting in July, even those sectors of the stock market that had previously held up well felt the brunt of the bear market. The Wilshire Small Value index, for example, fell -23.1% during the third quarter after declining only -4.7% the three months before.

At first, the weakness of the dollar protected U.S. investors from the impact of the decline in the international stock markets. The MSCI EAFE index lost only -2.1% in U.S. dollar terms during the second quarter of 2002. But as exchange rates stabilized, returns plummeted. As a result, the MSCI EAFE index fell -19.4% during the third quarter alone.

There was, in the midst of all of this gloom, some positive news. As stock prices fell, most bond prices rose. The yield on 10-year U.S. Treasury bonds fell from 5.4% to 3.6% from March 31st to September 30th, bringing interest rates down to 40-year lows and significantly boosting bond returns. The best performance came from the highest quality debt instruments. The Merrill Lynch 7-10 Year Treasury index, for example, rose 15.5% over this six-month period. Corporate bonds, on the other hand, tended to trade like stocks, with the lowest quality debt instruments posting negative returns.

A DIFFICULT YEAR FOR STOCKS, A GOOD ONE FOR BONDS

When all the dust settled, the twelve months ending September 30, 2002 turned out to be a very challenging year for global equity investors. Over the entire twelve-month period, the S&P 500 declined -20.5%, the Nasdaq 100 fell -28.7% and the Wilshire Small Value index fell -4.1%. International stocks as measured by the MSCI EAFE index declined -15.5%. In this bear market environment, bonds proved to be a safe haven, with higher quality bonds performing better than lower quality bonds and U.S. bonds performing better than international bonds.

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A CLOSER LOOK AT YOUR FUNDS:

COGNITIVE VALUE FUND: The Cognitive Value Fund declined -4.6% for the twelve months ended September 30, 2002. This compares quite favorably to the double-digit losses realized by many of the broader segments of the U.S. stock market. The Fund's performance, as you might guess from the above, can be divided into two distinct periods. During the first half of the year (from October 1, 2001 to March 31, 2002), the Fund rose 30.7% as small cap value stocks continued to enjoy strong absolute and relative positive returns. However, this trend came to an abrupt end in May of 2002. Every month following has seen negative performance, with the worst hit coming during the third quarter of 2002, when the Fund declined -24.1%. As a result, the Fund returned -27.0% for the six months from April 1, 2002 to September 30, 2002.**

Although the Cognitive Value Fund underperformed its Wilshire Small Cap Value Index for the year, it continues to track that benchmark very closely. Since its May 30, 2001 inception, the Fund has outperformed the Wilshire Small Cap Value Index by several percentage points.**

The Fund's behavioral finance strategies experienced mixed results over the past year. Investing in stocks with earnings stability and positive momentum worked reasonably well over the period. Valuation strategies were somewhat successful, although stocks with extremely low valuations did quite poorly on average. The least successful strategy was attempting to take advantage of availability bias, the tendency of investors to overreact to recent events. Stocks thought to be undervalued due to negative news tended to decline even further, perhaps due to concerns that the negative news might represent only the tip of the iceberg and thus signal a threat to the company's survival in today's tough economic environment.

Small cap value stocks are now trading at just over book value, which is very cheap by historical standards. Several stocks held in the Fund are selling at or even below the value of the cash held on their balance sheets. Such low valuations seem to be due to negative investor sentiment rather than fundamentals, since many of these securities are issued by viable companies that are not "bleeding" cash. In the past, these low valuation levels have generally proved to be excellent buying opportunities, so as time passes and investors return to a more rational assessment of the market, we believe many of these overly-depressed shares will rebound accordingly.

ENHANCED GROWTH FUND: The Enhanced Growth Fund declined -26.2% over the twelve months ended September 30, 2002, outperforming its Nasdaq 100 benchmark. The Fund witnessed considerable volatility, gaining 25.2% for the first half of the year and declining -41.0% for the second half of the year. The Fund has outperformed its benchmark since its May 31, 2001 inception.**

Due primarily to a lack of opportunities, the Enhanced Growth Fund has not made "opportunistic" investments in initial public offerings or private placements. The Fund did engage in a successful program of writing covered call options on some of its more volatile securities for part of the year.

The Enhanced Growth Fund's benchmark concentration in technology stocks hurt its absolute performance. Technology and telecom spending was much lower than anticipated. Bankruptcies left many firms with excess inventories, the delay in the economic recovery kept many companies' cost structures too high, and the bursting of the "internet bubble" took much longer and encompassed more businesses than expected.

Looking ahead, technology spending is expected to remain flat in 2003, particularly if the U.S. economy continues to grow at a very slow pace. Yet there is some hope on the horizon. This bear market is much older than the typical bear market, having lasted 28 months versus the 15-month average for market downturns. Many of the weaker players have left the technology sector, cost cutting efforts in the industry have intensified, and replacement spending could accelerate. Technology companies are also leveraged to the level of growth in the economy, so that when a recovery occurs, this sector could perform much better than many expect.

INTERNATIONAL EQUITY FUND: The International Equity Fund declined -13.4% over the twelve months ended September 30, 2002. Again, this is a tale of two disparate half year experiences. The Fund rose 9.1% for the first half of this period, only to fall -20.6% in the second half of this period, with most of the losses concentrated in the third quarter of 2002.** For the year as a whole, the International Equity Fund's return was higher than the median return for similar funds in Morningstar's large cap blended value-growth international stock universe.***

Stock selection in the U.K. and Japan detracted from overall Fund performance, but value was added in Sweden, Switzerland and Spain. Country weightings positively contributed to the Fund's results. The International Equity Fund benefited from being overweight in Korea and Russia and underweight in the U.K. It also benefited from being overweight in Asia relative to Europe.

The international stock markets face many challenges, from anemic global economic growth to geopolitical instability. Nevertheless, many foreign stock markets currently continue to offer cheaper valuations and higher growth expectations than their American counterparts. Many foreign countries also enjoy better fiscal and trade balances than the U.S. Finally, international stocks provide diversification against currency risk and would benefit from any periods of renewed dollar weakness.

We believe that selected Asian markets and the emerging markets of Eastern Europe are some of the most attractive international investment areas at this time. Our research indicates that developed Europe, on the other hand, is unattractive across the board. We are also cautious about the outlook for Latin America. Brazil, whose size makes it a pivotal country in the region, faces economic and political uncertainty due to its debt position and runoff election.

BOND OPPORTUNITY FUND: The Bond Opportunity Fund rose 6.3% for the year ended September 30, 2002. A lackluster return of -1.5% for the first half of the year was followed by a robust gain of 8.0% during the second half of the year as interest rates declined sharply. The Fund measures its performance against an 80% Merrill Lynch Corporate/Government Master index / 20% Salomon Brothers non-U.S.$ World Government Bond index (fully hedged) benchmark. The Bond Opportunity Fund did lag that benchmark for the year. After taking into consideration the impact of Fund expenses, almost all of the underperformance was due to a WorldCom bond that is no longer held in the Fund's portfolio.**

The Fund's best returns came from its U.S. Treasury holdings, which outperformed agency, corporate and international debt. The Bond Opportunity Fund had a long duration relative to its benchmark for most of the year. Although that detracted from returns early in the period, it benefited the Fund later in the twelve months as interest rates fell sharply. Active currency hedging also added to the Fund's returns.

Over the past couple of years, bonds have provided a safe haven from the ravages of the bear market in equities. This has led to a sharp increase in bond investing by disillusioned stock investors. Although bonds continue to offer important diversification benefits in today's volatile market environment and should perform well if the economy slips back into a recession, they alone are not a panacea. With yields at 40-year lows, bonds cost more and offer significantly less interest income than they did several years ago. Moreover, when the economy begins to recover, as it ultimately will, interest rates and inflation will probably rise, and this would push bond prices and returns lower.

CLOSING COMMENTS

Although the past year has been an extraordinarily difficult period for the world's equity markets, we are pleased with the relative performance of the Cognitive Value Fund, the Enhanced Growth Fund and the International Equity Fund. Each Fund has performed the way it was designed. Although the Bond Opportunity Fund was slightly behind its benchmark for the year, it provided solid, positive returns in a bear market environment.

Now that the bear market is well into its third year, we would like to encourage our stockholders to "stay the course" and resist the emotional temptation to sell out of equities at a time when the pain of loss is so great. Although these are indeed the times that try investors' souls, we believe that the market is very likely at or near its bottom. History shows us that the market often has significant rebounds after big declines, and, to participate in the rebounds, investors have to be in the market, not on the sidelines. We continue to manage through these difficult times by monitoring the risk profile of each of our Funds relative to their respective benchmarks and by searching for new areas of investment opportunity.

Please feel free to contact one of our client service counselors at 800-882-8383 if you have any questions or would like to discuss the Funds in greater detail. We continue to appreciate your confidence and support.

Sincerely,

/s/ Peter M. Hill                           /s/ Burnie E. Sparks, Jr.

Peter M. Hill                               Burnie E. Sparks, Jr., CFA
Chairman                                    President

*The index performance quoted in the Market Overview section and elsewhere in this letter represents past performance and is no indication of future results. The S&P 500 is a commonly used capitalization-weighted index of 500 widely-held U.S. stocks, as calculated by Standard & Poors, a division of McGraw-Hill. The Nasdaq 100 is a commonly used modified capitalization-weighted index that measures the performance of the 100 largest non-financial companies listed on the National Market Tier of the Nasdaq Stock Market, Inc. The Wilshire Small Value index is a commonly used capitalization-weighted index that measures the performance of the small cap value stocks as determined by Wilshire on the basis of size, price to book and price to earnings. The MSCI EAFE is a commonly used Morgan Stanley Capital International index that measures the performance of the stock markets in 18 countries in Europe, Australia, New Zealand and the Far East. It is presented net of the withholding tax on foreign dividends. The Merrill Lynch 7-10 Year Treasury is commonly used index that measures the performance of U.S. Treasury debt with maturities in the range of 7 to 10 years. All market indices are unmanaged and are presented on a total return basis, with dividends reinvested.

**Total returns for investment periods ended September 30, 2002:

----------------------------------------------------------------------------------------------------------
                                                                      5 YEARS                10 YEARS
                                  3 MONTHS       1 YEAR             (ANNUALIZED)           (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Cognitive Value Fund              -24.05%        -4.55%       -11.96% (since 5/30/01)(1)       N/A
----------------------------------------------------------------------------------------------------------
Enhanced Growth Fund              -19.87%        -26.15%      -42.33% (since 5/30/01)(1)       N/A
----------------------------------------------------------------------------------------------------------
International Equity Fund         -17.96%        -13.35%               -6.04%                 2.13%
----------------------------------------------------------------------------------------------------------
Bond Opportunity Fund              4.99%          6.33%                4.15%                  4.10%
----------------------------------------------------------------------------------------------------------

(1)Partial period only.  Annualized returns from 5/30/01 inception to 9/30/02.

These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of each Fund to the ending redeemable value of such shares, assuming all dividends and distributions by the Fund were reinvested at net asset value. The International Equity Fund and Bond Opportunity Fund figures also reflect the deduction of an assumed 1% annual management fee (0.25% per quarter) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the International Equity Fund charged a management fee of 0.95%. Between 10/1/93 and 12/19/00, the Bond Opportunity Fund charged a management fee of 0.75%. As of 12/19/00, the Bond Opportunity Fund reduced its management fee to 0.60%. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of Fund shares. The performance data quoted in the above table represents past performance, and the investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** As of 9/30/02, this universe was composed of 126 mutual funds. Past performance is not indicative of future results.

THE ENHANCED GROWTH FUND INVESTS PRIMARILY IN THE HIGH TECHNOLOGY SECTOR AND MAY INVEST IN INITIAL PUBLIC OFFERINGS. BOTH OF THESE INVESTMENT STRATEGIES HAVE SPECIFIC RISKS. THESE RISKS INCLUDE, BUT ARE NOT LIMITED TO, SECTOR CONCENTRATION RISK AND THE RISK OF INVESTING IN NEWLY PUBLIC, UNSEASONED COMPANIES. THE COGNITIVE VALUE FUND INVESTS IN SMALL CAP STOCKS, WHICH HAVE SPECIFIC RISKS. THESE RISKS INCLUDE, BUT ARE NOT LIMITED TO, GREATER VOLATILITY THAN INVESTMENTS IN LARGER CAPITALIZATION STOCKS. THE INTERNATIONAL EQUITY FUND AND THE BOND OPPORTUNITY FUND INVEST IN INTERNATIONAL SECURITIES, WHICH HAVE SPECIFIC RISKS. THESE RISKS INCLUDE, BUT ARE NOT LIMITED TO, CHANGES IN CURRENCY EXCHANGE RATES AND LACK OF ACCURATE PUBLIC INFORMATION. FOR MORE INFORMATION ABOUT THESE AND OTHER RISKS, PLEASE SEE THE FUNDS' PROSPECTUS.

  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002

  ---------------------------------------------------------------------------------------------------------

                                                              SHARES                          VALUE
                                                           --------------            ----------------------
  EQUITY SECURITIES   (93.6%)

  CONSUMER DISCRETIONARY   (18.3%)

  AUTO PARTS AND EQUIPMENT   (2.4%)
* American Axle & Manufacturing Holdings, Inc.                    12,800                         $ 319,744
  ArvinMeritor, Inc.                                              16,700                           312,290
  BorgWarner Inc.                                                  9,300                           461,652
* Sonic Automotive, Inc.                                          15,600                           276,120
                                                                                     ----------------------
  Total Auto Parts and Equipment                                                                 1,369,806
                                                                                     ----------------------

  BUILDING-RESIDENTIAL AND COMMERCIAL   (1.5%)
* Beazer Homes USA, Inc.                                           6,000                           366,300
  M/I Schottenstein Homes, Inc.                                    3,800                           119,700
* Toll Brothers, Inc.                                             17,700                           384,798
                                                                                     ----------------------
  Total Building-Residential and Commercial                                                        870,798
                                                                                     ----------------------

  CASINO-HOTELS   (1.0%)
* Aztar Corp.                                                     43,500                           574,635
                                                                                     ----------------------

  DISTRIBUTION/WHOLESALE   (0.7%)
  Watsco, Inc.                                                    29,800                           426,140
                                                                                     ----------------------

  FOOTWEAR & RELATED APPAREL   (1.0%)
  Stride Rite Corp.                                               71,400                           564,774
                                                                                     ----------------------

  HOTELS & MOTELS   (0.5%)
* Extended Stay America, Inc.                                     23,200                           294,640
                                                                                     ----------------------

  MULTIMEDIA   (0.3%)
* Entravision Communications Corp.                                15,400                           204,050
                                                                                     ----------------------

  PUBLISHING-BOOKS   (0.8%)
* Information Holdings Inc.                                       21,700                           469,805
                                                                                     ----------------------

  RADIO   (1.1%)
* Regent Communications, Inc.                                    128,000                           650,240
                                                                                     ----------------------

  RENTAL AUTO/EQUIPMENT   (0.6%)
* United Rentals, Inc.                                            38,300                           323,252
                                                                                     ----------------------

                     (See "Notes to Financial Statements")

  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002
  (CONTINUED)

  ---------------------------------------------------------------------------------------------------------

                                                              SHARES                          VALUE
                                                           --------------            ----------------------
  RESORTS/THEME PARKS   (0.2%)
* Six Flags, Inc.                                                 31,000                         $ 109,120
                                                                                     ----------------------

  RETAIL-APPAREL   (2.0%)
* Ann Taylor Stores Corp.                                         28,800                           663,264
* The Dress Barn, Inc.                                            30,000                           466,800
                                                                                     ----------------------
  Total Retail-Apparel                                                                           1,130,064
                                                                                     ----------------------

  RETAIL-AUTO PARTS   (0.9%)
  The Pep Boys-Manny, Moe & Jack                                  42,700                           523,075
                                                                                     ----------------------

  RETAIL-CONSUMER ELECTRONICS   (0.4%)
* Rex Stores Corp.                                                20,000                           206,000
                                                                                     ----------------------

  RETAIL-HOME IMPROVEMENT   (0.9%)
  Hughes Supply, Inc.                                             16,900                           492,466
                                                                                     ----------------------

  RETAIL-JEWELRY   (0.4%)
  Friedmans Inc.- Class A                                         27,800                           216,284
                                                                                     ----------------------

  RETAIL-RESTAURANTS   (1.7%)
* IHOP Corp.                                                      20,500                           494,050
  Landry's Seafood Restaurants, Inc.                              21,100                           476,649
                                                                                     ----------------------
  Total Retail-Restaurants                                                                         970,699
                                                                                     ----------------------

  SCHOOLS   (0.7%)
* Sylvan Learning Systems, Inc.                                   27,300                           373,464
                                                                                     ----------------------

  TEXTILE-APPAREL   (0.4%)
* Unifi, Inc.                                                     35,000                           219,450
                                                                                     ----------------------

  TRAVEL SERVICES   (0.8%)
* Pegasus Solutions, Inc.                                         41,000                           432,550
                                                                                     ----------------------

  TOTAL CONSUMER DISCRETIONARY                                                                  10,421,312
                                                                                     ----------------------

                     (See "Notes to Financial Statements")

  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002
  (CONTINUED)

  ---------------------------------------------------------------------------------------------------------

                                                              SHARES                          VALUE
                                                           --------------            ----------------------
  CONSUMER STAPLES   (4.0%)

  FOOD-WHOLESALE DISTRIBUTION   (3.5%)
  Fleming Companies, Inc.                                         44,400                         $ 222,000
  Fresh Del Monte Produce Inc.                                    24,500                           626,955
* International Multifoods Corp.                                  38,500                           754,600
* Performance Food Group Co.                                      12,200                           414,312
                                                                                     ----------------------
  Total Food-Wholesale Distribution                                                              2,017,867
                                                                                     ----------------------

  TOBACCO   (0.5%)
  Universal Corp.                                                  8,100                           284,067
                                                                                     ----------------------

  TOTAL CONSUMER STAPLES                                                                         2,301,934
                                                                                     ----------------------

  HEALTH CARE   (7.2%)

  DISTRIBUTION/WHOLESALE   (1.1%)
  Owens & Minor, Inc.                                             44,200                           631,618
                                                                                     ----------------------

  FUNERAL SERVICES   (0.7%)
* Stewart Enterprises Inc.- Class A                               81,500                           415,650
                                                                                     ----------------------

  MEDICAL-BIOMEDICAL   (1.6%)
* Genencor International, Inc.                                    31,500                           299,565
* Invitrogen Corp.                                                18,000                           613,260
                                                                                     ----------------------
  Total Medical-Biomedical                                                                         912,825
                                                                                     ----------------------

  MEDICAL-DRUGS   (0.7%)
* Medicis Pharmaceutical Corp.- Class A                            9,500                           388,265
                                                                                     ----------------------

  MEDICAL-NURSING HOMES   (0.7%)
* Kindred Healthcare Inc.                                         10,100                           374,003
                                                                                     ----------------------

  MEDICAL PRODUCTS   (1.6%)
* Thoratec Corp.                                                  35,000                           274,400
* Viasys Healthcare Inc.                                          43,000                           662,200
                                                                                     ----------------------
  Total Medical Products                                                                           936,600
                                                                                     ----------------------

  PHYSICIANS - PRACTICE MANAGEMENT   (0.8%)
* US Oncology Inc.                                                59,000                           478,490
                                                                                     ----------------------

  TOTAL HEALTH CARE                                                                              4,137,451
                                                                                     ----------------------

                     (See "Notes to Financial Statements")

  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002
  (CONTINUED)

  ---------------------------------------------------------------------------------------------------------

                                                              SHARES                          VALUE
                                                           --------------            ----------------------
  INDUSTRIAL   (20.2%)

  AEROSPACE/DEFENSE   (0.5%)
  Kaman Corp.- Class A                                            11,500                         $ 140,875
* Triumph Group Inc.                                               5,000                           140,000
                                                                                     ----------------------
  Total Aerospace/Defense                                                                          280,875
                                                                                     ----------------------

  BUILDING PRODUCTS   (2.1%)
  Florida Rock Industries, Inc.                                   24,000                           733,440
  York International Corp.                                        16,500                           465,300
                                                                                     ----------------------
  Total Building Products                                                                        1,198,740
                                                                                     ----------------------

  CHEMICALS-PLASTICS   (1.9%)
  PolyOne Corp.                                                   66,000                           566,940
  Schulman (A.) Inc.                                              29,900                           518,167
                                                                                     ----------------------
  Total Chemicals-Plastics                                                                       1,085,107
                                                                                     ----------------------

  CHEMICALS-SPECIALTY    (1.7%)
* Cytec Industries Inc.                                           16,000                           351,200
  Minerals Technologies Inc.                                      17,300                           641,311
                                                                                     ----------------------
  Total Chemicals-Specialty                                                                        992,511
                                                                                     ----------------------

  COMMERCIAL SERVICES   (1.9%)
  Central Parking Corp.                                           23,500                           473,290
* NCO Group, Inc.                                                 23,900                           272,221
* PRG-Schultz International, Inc.                                 27,300                           337,974
                                                                                     ----------------------
  Total Commercial Services                                                                      1,083,485
                                                                                     ----------------------

  CIRCUIT BOARDS   (0.3%)
* TTM Technologies                                                96,500                           151,505
                                                                                     ----------------------

  COMMERCIAL SERVICES-FINANCE   (0.2%)
* NCI Building Systems, Inc.                                       6,100                           114,680
                                                                                     ----------------------

  DIVERSIFIED MANUFACTURING   (1.5%)
* ESCO Technologies Inc.                                           8,900                           287,470
  Tredegar Corp.                                                  33,500                           561,125
                                                                                     ----------------------
  Total Diversified Manufacturing                                                                  848,595
                                                                                     ----------------------

                     (See "Notes to Financial Statements")

  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002
  (CONTINUED)

  ---------------------------------------------------------------------------------------------------------

                                                              SHARES                          VALUE
                                                           --------------            ----------------------
  ELECTRONICS   (1.7%)
  Analogic Corp.                                                  10,000                         $ 418,900
* Benchmark Electronics Inc.                                      25,800                           543,090
                                                                                     ----------------------
  Total Electronics                                                                                961,990
                                                                                     ----------------------

  IDENTIFICATION SYSTEMS   (0.5%)
* Checkpoint Systems Inc.                                         21,500                           265,525
                                                                                     ----------------------

  INDUSTRIAL ROBOTICS   (1.3%)
* Brooks Automation Inc.                                          42,300                           484,335
* UNOVA, Inc.                                                     55,000                           270,600
                                                                                     ----------------------
  Total Industrial Robotics                                                                        754,935
                                                                                     ----------------------

  MACHINE TOOLS & RELATED PRODUCTS   (0.9%)
  Kennametal Inc.                                                 16,400                           526,768
                                                                                     ----------------------

  MACHINERY-CONSTRUCTION & MINING   (0.3%)
* Astec Industries, Inc.                                          19,500                           210,210
                                                                                     ----------------------

  MACHINERY-GENERAL INDUSTRIAL   (1.3%)
* Kadant Inc.                                                     24,600                           332,100
  Robbins & Myers, Inc.                                           17,000                           317,050
  Sauer-Danfoss Inc.                                              10,000                            90,000
                                                                                     ----------------------
  Total Machinery-General Industrial                                                               739,150
                                                                                     ----------------------

  METAL FABRICATORS   (1.0%)
  The Timken Co.                                                  32,500                           544,375
                                                                                     ----------------------

  PAPER&RELATED PRODUCTS   (1.4%)
  Glatfelter                                                      31,000                           358,050
  Louisiana-Pacific Corp.                                         68,900                           445,783
                                                                                     ----------------------
  Total Paper&Related Products                                                                     803,833
                                                                                     ----------------------

  SERVICES - EMPLOYMENT  (0.4%)
* Spherion Corp.                                                  30,000                           211,500
                                                                                     ----------------------

  TRANSPORT-AIR FREIGHT   (0.3%)
  Airborne, Inc.                                                  17,600                           199,584
                                                                                     ----------------------

                     (See "Notes to Financial Statements")

  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002
  (CONTINUED)

  ---------------------------------------------------------------------------------------------------------

                                                              SHARES                          VALUE
                                                           --------------            ----------------------
  TRUCKING & LEASING   (1.0%)
  Ryder System, Inc.                                              23,200                         $ 578,376
                                                                                     ----------------------

  TOTAL INDUSTRIAL                                                                              11,551,744
                                                                                     ----------------------

  TECHNOLOGY   (11.6%)

  COMPUTER DATA SECURITY   (0.1%)
* SCM Microsystems, Inc.                                          10,100                            39,885
                                                                                     ----------------------

  COMPUTERS-MEMORY DEVICES   (0.6%)
* Storage Technology Corp.                                        33,600                           353,136
                                                                                     ----------------------

  COMPUTERS-PERIPHERAL EQUIPMENT   (0.3%)
* Electronics for Imaging, Inc.                                   10,900                           162,628
                                                                                     ----------------------

  DECISION SUPPORT SOFTWARE   (1.0%)
* NetIQ Corp.                                                     40,000                           580,000
                                                                                     ----------------------

  ELECTRONIC COMPONENT-SEMICONDUCTOR   (0.7%)
* Zoran Corp.                                                     35,500                           390,500
                                                                                     ----------------------

  E-MARKETING/INFORMATION   (0.7%)
* NetRatings, Inc.                                                66,200                           386,608
                                                                                     ----------------------

  INTERNET APPLICATION SOFTWARE   (0.6%)
* MatrixOne, Inc.                                                 80,000                           347,200
                                                                                     ----------------------

  IT CONSULTING & SERVICES   (0.8%)
* MPS Group Inc.                                                  72,400                           419,920
                                                                                     ----------------------

  NETWORKING PRODUCTS   (1.2%)
* Anixter International Inc.                                      34,600                           712,760
                                                                                     ----------------------

  OFFICE AUTOMATION & EQUIPMENT   (1.2%)
  IKON Office Solutions, Inc.                                     85,000                           669,800
                                                                                     ----------------------

  SOFTWARE   (1.1%)
* Hyperion Solutions Corp.                                        25,400                           466,090
* Transaction Systems Architects Inc.- Class A                    29,900                           185,380
                                                                                     ----------------------
  Total Software                                                                                   651,470
                                                                                     ----------------------

                     (See "Notes to Financial Statements")

  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002
  (CONTINUED)

  ---------------------------------------------------------------------------------------------------------

                                                              SHARES                          VALUE
                                                           --------------            ----------------------
  TELECOMMUNICATION EQUIPMENT   (3.0%)
* Advanced Fibre Communications Inc.                              27,000                         $ 358,290
* Arris Group, Inc.                                               50,300                           186,110
* C-COR.net Corp.                                                 45,000                           166,950
* Newport Corp.                                                   51,800                           584,304
* Tollgrade Communications, Inc.                                  52,400                           409,244
                                                                                     ----------------------
  Total Telecommunication Equipment                                                              1,704,898
                                                                                     ----------------------

  TELEPHONE-INTEGRATED   (0.3%)
  CT Communications, Inc.                                         13,000                           188,500
                                                                                     ----------------------

  TOTAL TECHNOLOGY                                                                               6,607,305
                                                                                     ----------------------

  FINANCIAL   (21.5%)

  BANKING   (6.8%)
  BancorpSouth, Inc.                                              11,700                           230,490
* BOK Financial Corp.                                             17,716                           575,770
  FNB Corp.                                                       16,485                           461,910
  First Commonwealth Financial Corp.                              32,000                           396,480
* Local Financial Corp.                                           16,000                           220,960
  South Financial Group, Inc. (The)                               23,600                           497,724
  UMB Financial Corp.                                             10,855                           423,779
  WesBanco, Inc.                                                  27,200                           647,632
  Whitney Holding Corp.                                           13,200                           423,456
                                                                                     ----------------------
  Total Banking                                                                                  3,878,201
                                                                                     ----------------------

  CONSUMER FINANCE   (2.5%)
* CompuCredit Corp.                                               31,000                           164,300
* DVI, Inc.                                                       52,200                           250,560
  Raymond James Financial, Inc.                                   38,000                         1,028,660
                                                                                     ----------------------
  Total Consumer Finance                                                                         1,443,520
                                                                                     ----------------------

  DIVERSIFIED FINANCIAL SERVICES   (1.1%)
  American Capital Strategies Ltd.                                31,800                           599,112
                                                                                     ----------------------

  INTERNET FINANCIAL SERVICES   (0.6%)
* IndyMac Bancorp, Inc.                                           18,600                           358,422
                                                                                     ----------------------

                     (See "Notes to Financial Statements")

  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002
  (CONTINUED)

  ---------------------------------------------------------------------------------------------------------

                                                              SHARES                          VALUE
                                                           --------------            ----------------------
  LIFE/HEALTH INSURANCE   (2.2%)
  AmerUs Group Co.                                                11,300                         $ 320,468
  Delphi Financial Group, Inc.- Class A                           10,000                           364,200
  StanCorp Financial Group, Inc.                                  10,300                           544,870
                                                                                     ----------------------
  Total Life/Health Insurance                                                                    1,229,538
                                                                                     ----------------------

  MULTI-LINE INSURANCE    (1.6%)
  Alfa Corp.                                                      23,000                           281,750
  American Financial Group, Inc.                                  18,000                           414,360
  HCC Insurance Holdings Inc.                                      9,500                           228,095
                                                                                     ----------------------
  Total Multi-Line Insurance                                                                       924,205
                                                                                     ----------------------

  PROPERTY/CASUALTY INSURANCE   (2.1%)
  First American Corp.                                            31,100                           635,373
  PMA Capital Corp.- Class A                                      12,000                           180,000
  ProAssurance Corp.                                              22,000                           371,800
                                                                                     ----------------------
  Total Property/Casualty Insurance                                                              1,187,173
                                                                                     ----------------------

  REAL ESTATE MANAGEMENT/SERVICES   (1.0%)
  LNR Property Corp.                                              17,100                           570,285
                                                                                     ----------------------

  REINSURANCE   (1.3%)
  Odyssey Holdings Corp.                                          45,500                           755,755
                                                                                     ----------------------

  SAVINGS AND LOANS    (2.3%)
* Bank United Financial Corp.- Class A                            15,300                           244,035
  BankAtlantic Bancorp Inc.- Class A                              34,000                           305,320
* FirstFed Financial Corp.                                        11,500                           296,125
  Flagstar Bancorp, Inc.                                          14,925                           308,947
  Hudson River Bancorp, Inc.                                       7,300                           176,295
                                                                                     ----------------------
  Total Savings and Loans                                                                        1,330,722
                                                                                     ----------------------

  TOTAL FINANCIAL                                                                               12,276,933
                                                                                     ----------------------

  UTILITIES   (5.1%)

  ELECTRIC UTILITIES   (0.4%)
  UniSource Energy Corp.                                          15,000                           228,750
                                                                                     ----------------------

                     (See "Notes to Financial Statements")

  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002
  (CONTINUED)

  ---------------------------------------------------------------------------------------------------------

                                                              SHARES                          VALUE
                                                           --------------            ----------------------
  GAS UTILITIES   (3.5%)
  Northwest Natural Gas                                           25,600                         $ 751,616
  Northwestern Corp.                                              57,000                           556,320
  Piedmont Natural Gas Co., Inc.                                   2,000                            70,940
  South Jersey Industries, Inc.                                   19,200                           627,072
                                                                                     ----------------------
  Total Gas Utilities                                                                            2,005,948
                                                                                     ----------------------

  PIPELINES   (1.2%)
  Questar Corp.                                                   29,000                           662,360
                                                                                     ----------------------

  TOTAL UTILITIES                                                                                2,897,058
                                                                                     ----------------------

  ENERGY   (5.7%)

  OIL AND GAS   (0.8%)
* Oil States International Inc.                                   42,600                           426,000
                                                                                     ----------------------

  OIL AND GAS DRILLING    (0.6%)
* Atwood Oceanics, Inc.                                           12,200                           356,850
                                                                                     ----------------------

  OIL AND GAS EXPLORATION   (1.4%)

* Energy Partners Ltd.                                            32,600                           265,364
* Houston Exploration Co.                                         10,000                           311,500
* Southwestern Energy Co.                                         18,000                           216,000
                                                                                     ----------------------
  Total Oil and Gas Exploration                                                                    792,864
                                                                                     ----------------------

  OIL FIELD MACHINERY AND EQUIPMENT   (0.5%)
* Lone Star Technologies, Inc.                                    24,300                           287,955
                                                                                     ----------------------

  OIL-FIELD SERVICES   (1.4%)
* Key Energy Services, Inc.                                       46,700                           367,996
* SEACOR SMIT Inc.                                                10,300                           422,197
                                                                                     ----------------------
  Total Oil-Field Services                                                                         790,193
                                                                                     ----------------------

                     (See "Notes to Financial Statements")

  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002
  (CONTINUED)

  ---------------------------------------------------------------------------------------------------------

                                                              SHARES                          VALUE
                                                           --------------            ----------------------
  OIL & GAS REFINING   (1.0%)
* Offshore Logistics, Inc.                                         8,800                         $ 158,048
  Overseas Shipholding Group, Inc.                                28,400                           433,952
                                                                                     ----------------------
  Total Oil & Gas Refining                                                                         592,000
                                                                                     ----------------------

  TOTAL ENERGY                                                                                   3,245,862
                                                                                     ----------------------

  TOTAL EQUITY SECURITIES
  (Cost: $64,628,680)                                                                           53,439,599
                                                                                       --------------------

  INVESTMENT COMPANIES   (5.7%)
  iShares Russell 2000 Value Index Fund                           13,500                         1,443,150
  iShares S & P Small Cap 600/BARRA Value Index Fund              25,900                         1,794,870
                                                                                     ----------------------
  TOTAL INVESTMENT COMPANIES
  (Cost: $3,894,608)                                                                             3,238,020
                                                                                     ----------------------
                                                             PRINCIPAL
                                                              AMOUNT
                                                           --------------
  SHORT TERM SECURITIES (2.1%)
  TIME DEPOSIT  (2.1%)
  Brown Brothers Harriman & Co.
  1.340%, 10/01/02
  (Cost: $ 1,227,000)                                         $1,227,000                         1,227,000
                                                                                     ----------------------

  TOTAL INVESTMENTS  (101.4%)
         (Identified Cost $69,750,288)                                                          57,904,619
  LIABILITIES IN EXCESS OF OTHER ASSETS  (-1.4%)                                                  (801,402)
                                                                                     ----------------------

  NET ASSETS  (100.0%)                                                                        $ 57,103,217
                                                                                     ======================

*  Non-income producing security

                     (See "Notes to Financial Statements")

                  BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND

                            SEC -- GROWTH OF $10,000
                              COGNITIVE VALUE FUND

                             [PLOT POINTS FOR CHART]

                                           GROWTH OF $10,000
--------------------------------------------------------------------------------
                                    COGNITIVE VALUE    WILSHIRE SMALL
                                          FUND           VALUE INDEX
--------------------------------------------------------------------------------
       Inception (5/30/01)               $10,000            $10,000
                   May-01                 $9,950            $10,041
                   Jun-01                $10,210            $10,263
                   Jul-01                $10,070            $10,026
                   Aug-01                 $9,990             $9,799
                   Sep-01                 $8,840             $8,518
                   Oct-01                 $9,180             $8,924
                   Nov-01                 $9,800             $9,585
                   Dec-01                $10,429            $10,232
                   Jan-02                $10,570            $10,270
                   Feb-02                $10,670            $10,337
                   Mar-02                $11,550            $11,153
                   Apr-02                $11,941            $11,409
                   May-02                $11,450            $11,043
                   Jun-02                $11,110            $10,629
                   Jul-02                 $9,529             $9,005
                   Aug-02                 $9,399             $9,011
                   Sep-02                 $8,438             $8,170

                          AVERAGE ANNUAL TOTAL RETURN*

-----------------------------------------------------------------------------------------------------------
                                                                     5 YEARS                  10 YEARS
                                               1 YEAR             (ANNUALIZED)              (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                           -4.55%       -11.96% (since 5/30/01)**           N/A
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions           -4.59%       -11.99% (since 5/30/01)**           N/A
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions
        and Sale of Fund Shares                -2.79%       -9.54% (since 5/30/01)**            N/A
-----------------------------------------------------------------------------------------------------------

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Cognitive Value Fund since its inception on May 30, 2001. The graph does not reflect the deduction of taxes that a stockholder would pay on fund distributions or the sale of fund shares. We compare this investment to the growth of the Wilshire Small Value Index. This commonly used capitalization-weighted index measures the performance of small cap value stocks as determined by Wilshire on the basis of size, price to book and price to earnings. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Cognitive Value Fund would have fallen to $8,438 by September 30, 2002.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Cognitive Value Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   The after-tax return figures are shown using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation and may differ from the figures shown here. If a fund incurs a loss, which generates a tax benefit, the post-sale after-tax return may exceed the fund's other return figures. The after-tax return information does not apply to tax-deferred accounts (such as IRAs) because these accounts are not subject to current taxes.

** Partial period from 5/30/01 inception to 9/30/02.

  BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002

  --------------------------------------------------------------------------------------------

                                                      SHARES                       VALUE
                                                   --------------            -----------------
  EQUITY SECURITIES   (96.3%)

  COMMUNICATIONS   (19.2%)

  APPLICATION SOFTWARE   (3.0%)
* Electronic Arts Inc.                                    22,000             $      1,451,120
* i2 Technologies, Inc.                                   29,500                       15,340
                                                                             -----------------
  Total Application Software                                                        1,466,460
                                                                             -----------------

  BROADCASTING & CABLE   (1.3%)
* Comcast Corp.- Special Class A                          32,000                      667,520
                                                                             -----------------

  INTERNET SOFTWARE & SERVICES   (0.8%)
* Check Point Software Technologies Ltd.                  17,900                      245,946
* Yahoo! Inc.                                             16,000                      153,120
                                                                             -----------------
  Total Internet Software & Services                                                  399,066
                                                                             -----------------

  NETWORKING EQUIPMENT   (5.3%)
* Cisco Systems, Inc.                                    241,000                    2,525,680
* Juniper Networks Inc.                                   25,700                      123,360
                                                                             -----------------
  Total Networking Equipment                                                        2,649,040
                                                                             -----------------

  PUBLISHING   (0.2%)
* Gemstar - TV Guide International, Inc.                  34,600                       87,192
                                                                             -----------------

  RETAIL-INTERNET   (2.4%)
* eBay Inc.                                               22,300                    1,177,663
                                                                             -----------------

  TELECOMMUNICATION EQUIPMENT   (4.8%)
* JDS Uniphase Corp.                                      71,400                      139,087
* QUALCOMM Inc.                                           80,900                    2,234,458
                                                                             -----------------
  Total Telecommunication Equipment                                                 2,373,545
                                                                             -----------------

  WIRELESS TELECOMMUNICATIONS SERVICES   (1.4%)
* Nextel Communications Inc.                              94,000                      709,700
                                                                             -----------------

  TOTAL COMMUNICATIONS                                                              9,530,186
                                                                             -----------------

                     (See "Notes to Financial Statements")

  BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002
  (CONTINUED)

  --------------------------------------------------------------------------------------------

                                                      SHARES                       VALUE
                                                   --------------            -----------------
  CONSUMER, CYCLICAL   (9.4%)

  DIVERSIFIED OPERATION/COMMERCIAL SERVICES   (1.9%)
  Cintas Corp.                                            22,300             $        934,816
                                                                             -----------------

  GENERAL MERCHANDISE   (1.1%)
* Costco Wholesale Corp.                                  17,600                      569,712
                                                                             -----------------

  RESTAURANTS   (2.1%)
* Starbucks Corp.                                         50,700                    1,046,448
                                                                             -----------------

  RETAIL-CATALOG   (1.3%)
* USA Interactive                                         32,200                      624,036
                                                                             -----------------

  SPECIALTY STORES   (3.0%)
* Bed Bath & Beyond, Inc.                                 32,200                    1,048,754
* Staples Inc.                                            36,500                      466,835
                                                                             -----------------
  Total Specialty Stores                                                            1,515,589
                                                                             -----------------

  TOTAL CONSUMER, CYCLICAL                                                          4,690,601
                                                                             -----------------

  CONSUMER, NON-CYCLICAL   (17.5%)

  BIOTECHNOLOGY   (10.8%)
* Amgen Inc.                                              34,316                    1,430,977
* Biogen, Inc.                                            20,000                      585,400
* Chiron Corp.                                            23,900                      835,066
* Genzyme Corp.                                           26,000                      535,860
* Gilead Sciences Inc.                                    18,800                      630,364
* IDEC Pharmaceuticals Corp.                              11,600                      481,632
* MedImmune, Inc.                                         26,900                      562,748
* Millennium Pharmaceuticals, Inc.                        32,200                      300,104
                                                                             -----------------
  Total Biotechnology                                                               5,362,151
                                                                             -----------------

  DIVERSIFIED OPERATION/COMMERCIAL SERVICES   (1.0%)
* Apollo Group Inc.- Class A                              11,400                      495,102
                                                                             -----------------

  HEALTHCARE-EQUIPMENT   (1.8%)
  Biomet, Inc.                                            33,350                      888,111
                                                                             -----------------

                     (See "Notes to Financial Statements")

  BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002
  (CONTINUED)

  --------------------------------------------------------------------------------------------

                                                      SHARES                       VALUE
                                                   --------------            -----------------
  MEDICAL-OUTPUT/HOME MED   (0.6%)
* Lincare Holdings Inc.                                    9,000             $        279,360
                                                                             -----------------

  SERVICES-DATA PROCESSING   (3.3%)
* Concord EFS, Inc.                                       49,600                      787,648
  Paychex, Inc.                                           36,300                      881,001
                                                                             -----------------
  Total Services-Data Processing                                                    1,668,649
                                                                             -----------------

  TOTAL CONSUMER, NON-CYCLICAL                                                      8,693,373
                                                                             -----------------

  INDUSTRIAL   (1.0%)

  ELECTRONIC EQUIPMENT/INSTRUMENTS   (1.0%)
* Flextronics International Ltd.                          58,900                      410,651
* Sanmina Corp.                                           34,700                       96,119
                                                                             -----------------
  Total Electronic Equipment/Instruments                                              506,770
                                                                             -----------------

  TOTAL INDUSTRIAL                                                                    506,770
                                                                             -----------------

  TECHNOLOGY   (49.2%)

  APPLICATION SOFTWARE   (4.3%)
* Citrix Systems Inc.                                      7,900                       47,637
* Intuit Inc.                                             29,400                    1,338,582
* PeopleSoft, Inc.                                        43,000                      531,910
* Siebel Systems, Inc.                                    34,600                      198,950
                                                                             -----------------
  Total Application Software                                                        2,117,079
                                                                             -----------------

  BROADCASTING & CABLE   (1.0%)
* EchoStar Communications Corp.- Class A                  28,800                      498,240
                                                                             -----------------

  COMPUTERS   (4.0%)
* Dell Computer Corp.                                     84,600                    1,988,946
                                                                             -----------------

  COMPUTER HARDWARE   (1.7%)
* Apple Computer, Inc.                                    39,600                      574,200
* Sun Microsystems, Inc.                                 109,100                      282,569
                                                                             -----------------
  Total Computer Hardware                                                             856,769
                                                                             -----------------

                     (See "Notes to Financial Statements")

  BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002
  (CONTINUED)

  --------------------------------------------------------------------------------------------

                                                      SHARES                       VALUE
                                                   --------------            -----------------
  INTERNET SOFTWARE & SERVICES   (0.1%)
* VeriSign, Inc.                                          12,600             $         63,630
                                                                             -----------------

  NETWORKING EQUIPMENT   (0.2%)
* Brocade Communications Systems, Inc.                    15,000                      112,950
                                                                             -----------------

  SEMICONDUCTOR EQUIPMENT   (6.6%)
* Altera Corp.                                            65,300                      566,151
  Applied Materials, Inc.                                 87,800                    1,014,090
* KLA-Tencor Corp.                                        25,200                      704,088
* Novellus Systems, Inc.                                  13,800                      287,178
* Xilinx, Inc.                                            44,100                      698,456
                                                                             -----------------
  Total Semiconductor Equipment                                                     3,269,963
                                                                             -----------------

  SEMICONDUCTORS   (10.5%)
* Broadcom Corp.                                          22,700                      242,436
  Intel Corp.                                            206,300                    2,865,507
  Linear Holdings Inc.                                    43,500                      901,320
* Maxim Integrated Products, Inc.                         43,100                    1,067,156
* NVIDIA Corp.                                            13,800                      118,128
                                                                             -----------------
  Total Semiconductors                                                              5,194,547
                                                                             -----------------

  SERVICES-DATA PROCESSING   (1.2%)
* Fiserv, Inc.                                            21,800                      612,144
                                                                             -----------------

  SYSTEMS SOFTWARE   (19.6%)
  Adobe Systems, Inc.                                     22,300                      425,930
* Microsoft Corp.                                        164,400                    7,190,856
* Oracle Corp.                                           198,000                    1,556,280
* VERITAS Software Corp.                                  37,100                      544,257
                                                                             -----------------
  Total Systems Software                                                            9,717,323
                                                                             -----------------

  TOTAL TECHNOLOGY                                                                 24,431,591
                                                                             -----------------

  TOTAL EQUITIES
  (Cost: $ 81,381,234)                                                             47,852,521
                                                                             -----------------

  INVESTMENT COMPANIES   (2.2%)

  INDEX FUND-LARGE CAP   (2.2%)
  Nasdaq 100-Index Tracking Stock                         53,300                    1,105,975
                                                                             -----------------
  TOTAL INVESTMENT COMPANIES
  (Cost: $ 1,279,200)                                                               1,105,975
                                                                             -----------------

                     (See "Notes to Financial Statements")

  BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND
  SCHEDULE OF INVESTMENTS
  SEPTEMBER 30, 2002
  (CONTINUED)

  --------------------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT                      VALUE
                                                   --------------            -----------------
  SHORT TERM SECURITIES (1.7%)
  TIME DEPOSIT  (1.7%)
  Bank One Grand Cayman

  1.340%, 10/01/02
  (Cost: $ 832,000)                                     $832,000             $        832,000
                                                                             -----------------

  TOTAL INVESTMENTS   (100.2%)
         (IDENTIFIED COST $83,492,434)                                             49,790,496
  OTHER ASSETS LESS LIABILITIES   (0.2%)                                             (119,949)
                                                                             -----------------

  NET ASSETS   (100.0%)                                                      $     49,670,547
                                                                             =================

*  Non-Income producing security

                     (See "Notes to Financial Statements")

                  BAILARD, BIEHL & KAISER ENHANCED GROWTH FUND

                            SEC -- GROWTH OF $10,000
                              ENHANCED GROWTH FUND

                             [PLOT POINTS FOR CHART]

                                         GROWTH OF $10,000
--------------------------------------------------------------------------------
                                     ENHANCED           NASDAQ
                                    GROWTH FUND        100 INDEX
--------------------------------------------------------------------------------
      Inception (5/30/01)             $10,000           $10,000
                  May-01              $10,000           $10,117
                  Jun-01              $10,150           $10,287
                  Jul-01               $9,320            $9,464
                  Aug-01               $8,130            $8,262
                  Sep-01               $6,500            $6,568
                  Oct-01               $7,550            $7,673
                  Nov-01               $8,850            $8,974
                  Dec-01               $8,730            $8,867
                  Jan-02               $8,630            $8,716
                  Feb-02               $7,590            $7,644
                  Mar-02               $8,140            $8,170
                  Apr-02               $7,200            $7,182
                  May-02               $6,850            $6,796
                  Jun-02               $5,990            $5,914
                  Jul-02               $5,490            $5,412
                  Aug-02               $5,410            $5,302
                  Sep-02               $4,800            $4,684

                          AVERAGE ANNUAL TOTAL RETURN*

-----------------------------------------------------------------------------------------------------------
                                                                     5 YEARS                  10 YEARS
                                               1 YEAR             (ANNUALIZED)              (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                          -26.15%       -42.33% (since 5/30/01)**           N/A
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions          -26.15%       -42.33% (since 5/30/01)**           N/A
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions
        and Sale of Fund Shares               -16.06%       -33.19% (since 5/30/01)**           N/A
-----------------------------------------------------------------------------------------------------------

The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Enhanced Growth Fund since its inception on May 30, 2001. The graph does not reflect the deduction of taxes that a stockholder would pay on fund distributions or the sale of fund shares. We compare this investment to the growth of the Nasdaq 100 Index. The Nasdaq 100 is a commonly used, modified capitalization-weighted index that measures the performance of the 100 largest non-financial stocks listed on the National Market tier of the Nasdaq Stock Market, Inc. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Enhanced Growth Fund would have fallen to $4,800 by September 30, 2002.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Enhanced Growth Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The after-tax return figures are shown using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation and may differ from the figures shown here. If a fund incurs a loss, which generates a tax benefit, the post-sale after-tax return may exceed the fund's other return figures. The after-tax return information does not apply to tax-deferred accounts (such as IRAs) because these accounts are not subject to current taxes.

**Partial period from 5/30/01 inception to 9/30/02.

         BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
         SCHEDULE OF INVESTMENTS
         SEPTEMBER 30, 2002

         ---------------------------------------------------------------------------------------------------------

                                                                                SHARES               VALUE
                                                                           ---------------      ------------------
         EQUITY SECURITIES   (95.5%)

I.       AUSTRALIA   (5.0%)
         Amcor Ltd.                                                                60,000       $      268,632
         Australia & New Zealand Banking Group Ltd.                                35,000              335,654
         BHP Billiton Ltd.                                                         51,628              253,871
         Coca Cola Amatil Ltd.                                                     80,000              256,461
         CSR Ltd.                                                                  80,000              247,768
         Foodland Associated Ltd.                                                  30,000              309,709
         Goodman Fielder Ltd.                                                     275,000              243,557
     *   James Hardies Industries NV                                               85,000              300,201
         Jupiters Ltd.                                                            110,000              334,704
         National Australia Bank Ltd.                                              35,000              636,698
         New Boral Ltd.                                                           115,000              261,188
         News Corp. Ltd. ADR                                                        8,000              154,000
         News Corporation, Ltd.                                                    44,268              211,426
         Telstra Corp.                                                             80,000              206,038
         Westfield Holdings Ltd.                                                   35,000              247,224
         Woolworth Ltd.                                                            50,000              334,160
                                                                                                ---------------
         TOTAL AUSTRALIA                                                                             4,601,291
                                                                                                ---------------

II.      AUSTRIA   (0.6%)
         Erste Bank der oesterreichischen Sparkassen AG                             2,000              124,519
         Mayr-Melnhof Karton AG                                                     2,500              160,418
         OMV AG                                                                     2,500              210,991
         Voest-Alpine Stahl AG                                                      2,500               63,495
                                                                                                ---------------
         TOTAL AUSTRIA                                                                                 559,423
                                                                                                ---------------

III.     BELGIUM   (1.2%)
         Almanij NV                                                                 6,000              193,302
         Colruyt NV                                                                 5,000              237,180
         Dexia SA                                                                  15,000              135,193
         Electrabel SA                                                                650              153,525
         Interbrew SA/NV                                                            5,000              118,491
         KBC Bankuerzekerings Holdings SA                                           4,500              141,596
         UCB SA                                                                     3,500              100,999
                                                                                                ---------------
         TOTAL BELGIUM                                                                               1,080,286
                                                                                                ---------------

                     (See "Notes to Financial Statements")

         BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
         SCHEDULE OF INVESTMENTS
         SEPTEMBER 30, 2002
         (CONTINUED)

         ---------------------------------------------------------------------------------------------------------

                                                                                SHARES               VALUE
                                                                           ---------------      ------------------
IV.      BRAZIL   (0.5%)
         Banco Bradesco SA                                                     36,720,000       $       75,227
         Banco Itau SA                                                          3,100,000               93,992
         Brasil Telecom Participacoes SA ADR                                        1,000               22,210
         Centrais Eletricas Brasileiras SA ADR                                     16,000               32,000
         Embraer - Empresa Brasileira de Aeronautica SA ADR                         7,195               95,693
         Petrobras-Petroleo Brasileiro SA ADR                                      13,400              127,970
                                                                                                ---------------
         TOTAL BRAZIL                                                                                  447,092
                                                                                                ---------------

V.       CANADA   (2.0%)
         Bank of Nova Scotia                                                        5,000              141,218
         Bombardier Inc.- Class B                                                  16,000               43,979
     *   Celestica Inc.                                                               758                9,930
     *   CFM Corp.                                                                 10,000               78,931
         Encana Corp.                                                               5,000              151,305
         Finning Int'l Inc.                                                        16,000              247,636
         Methanex Corp.                                                            51,700              443,599
         National Bank Canada                                                       8,000              148,531
     *   Nortel Networks Corp.                                                     20,000                9,961
         Petro-Canada                                                               6,000              176,119
     *   Quebecor Inc.- Class B                                                    19,400              189,573
         Saputo Group Inc.                                                         10,000              173,370
     *   Stressgen Biotechnology Corp.- Class B                                    30,000               47,283
                                                                                                ---------------
         TOTAL CANADA                                                                                1,861,435
                                                                                                ---------------

VI.      CHINA   (0.2%)
         China Southern Airlines Co., Ltd.                                        800,000              198,986
                                                                                                ---------------
         TOTAL CHINA                                                                                   198,986
                                                                                                ---------------

VII.     CZECH REPUBLIC   (0.3%)
         Philip Morris Credit AS                                                      750              307,062
                                                                                                ---------------
         TOTAL CZECH REPUBLIC                                                                          307,062
                                                                                                ---------------

VIII.    FINLAND   (0.2%)
         Nokia Corp ADR                                                            11,000              145,750
                                                                                                ---------------
         TOTAL FINLAND                                                                                 145,750
                                                                                                ---------------

                     (See "Notes to Financial Statements")

         BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
         SCHEDULE OF INVESTMENTS
         SEPTEMBER 30, 2002
         (CONTINUED)

         ---------------------------------------------------------------------------------------------------------

                                                                                SHARES               VALUE
                                                                           ---------------      ------------------
IX.      FRANCE   (7.0%)
     *   Air France                                                                20,000       $      144,284
         Aventis SA                                                                12,270              642,669
         AXA Group                                                                 14,580              143,078
         Beghin-Say                                                                11,000              400,587
         BNP Paribas SA                                                            30,380              990,160
         Carrefour SA                                                              11,000              441,352
         Eramet SLN                                                                 8,052              175,063
         France Telecom SA                                                          6,500               44,580
         Pechiney SA-Class A Shares                                                10,000              265,839
         Peugeot SA                                                                14,460              534,592
         Sanofi-Synthelabo SA                                                      10,000              563,797
         Suez SA                                                                   12,000              188,795
         TotalFinaElf SA                                                           13,080            1,721,784
         Vivendi Universal SA                                                      16,000              179,466
                                                                                                ---------------
         TOTAL FRANCE                                                                                6,436,046
                                                                                                ---------------

X.       GERMANY   (2.8%)
         BASF AG                                                                    7,000              243,505
         DaimlerChrysler AG                                                        10,000              335,017
         Deutsche Bank AG                                                           5,600              256,233
         Douglas Holdings AG                                                        7,000              139,739
         E.on AG                                                                    5,000              235,698
         Hochtief AG                                                               15,000              214,944
         Karstadt Quelle AG                                                        11,000              181,433
         Puma AG                                                                    8,000              419,809
         Siemens AG                                                                10,000              335,511
     *   Singulus Technologies AG                                                  12,000              151,677
                                                                                                ---------------
         TOTAL GERMANY                                                                               2,513,566
                                                                                                ---------------

XI.      GREECE   (1.4%)
         Greek Organization of Football Prognostics SA                             35,000              334,819
         Public Power Corp.                                                        22,500              313,522
         Technical Olympic SA                                                      90,000              275,722
     *   Titan Cement Co. SA                                                       10,000              355,770
                                                                                                ---------------
         TOTAL GREECE                                                                                1,279,833
                                                                                                ---------------

                     (See "Notes to Financial Statements")

         BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
         SCHEDULE OF INVESTMENTS
         SEPTEMBER 30, 2002
         (CONTINUED)

         ---------------------------------------------------------------------------------------------------------

                                                                                SHARES               VALUE
                                                                           ---------------      ------------------
XII.     HONG KONG   (2.9%)
         Cafe de Coral Holdings Ltd.                                              220,000       $      146,675
         Cathay Pacific Airways Ltd.                                              120,000              162,317
         Cheung Kong Holdings Ltd.                                                 25,000              158,022
     *   China Mobile (Hong Kong) Ltd.                                             90,000              207,704
         Citic Ka Wah Bank Ltd.                                                   750,000              190,396
         Citic Pacific Ltd.                                                       100,000              213,474
         CNOOC Ltd.                                                               150,000              209,627
     *@^ DBS Diamond Holdings Ltd.                                                 75,000              162,317
         Denway Motors Ltd.                                                       600,000              188,472
         Digital China Holdings Ltd.                                               30,000                8,751
         Hong Kong Electric Holdings Ltd.                                          70,000              297,966
         Hutchison Harbour Ring Ltd.                                            2,000,000              133,341
         Hutchison Whampoa Ltd.                                                    20,000              115,648
         Legend Group Ltd.                                                        300,000              106,737
     *   SmarTone Telecommunications Holdings Ltd.                                125,000              125,007
         Wharf Holdings Ltd.                                                      120,000              228,475
                                                                                                ---------------
         TOTAL HONG KONG                                                                             2,654,929
                                                                                                ---------------

XIII.    INDONESIA   (1.8%)
     *   Astra Int'l Tbk                                                          900,000              267,678
         PT Bank Central Asia Tbk                                               1,750,000              432,928
         PT Gudang Garam Tbk                                                       63,500               63,189
         PT Hanjaya Mandala Sampoerna Tbk                                         961,500              360,803
         PT Indofood Sukses Makmur Tbk                                          1,500,000              125,083
     *@^ PT Lippo Bank Tbk - Certificates of Entitlement                        5,580,000                    0
         PT Telekomunikasi Indonesia Tbk                                        1,027,500              425,555
                                                                                                ---------------
         TOTAL INDONESIA                                                                             1,675,236
                                                                                                ---------------

XIV.     IRELAND   (1.6%)
         Allied Irish Banks PLC                                                    51,093              610,961
         Bank of Ireland                                                           20,365              198,238
         CRH PLC                                                                   23,000              257,983
         Irish Life & Permanent PLC                                                14,000              158,416
     @   Jefferson Smurfit Group PLC                                              180,000               75,779
     *   Ryanair Holdings PLC                                                      30,000              166,026
     *   Smurfit Stone Container Corp.                                              1,875               23,569
                                                                                                ---------------
         TOTAL IRELAND                                                                               1,490,972
                                                                                                ---------------

                     (See "Notes to Financial Statements")

         BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
         SCHEDULE OF INVESTMENTS
         SEPTEMBER 30, 2002
         (CONTINUED)

         ---------------------------------------------------------------------------------------------------------

                                                                                SHARES               VALUE
                                                                           ---------------      ------------------
XV.      ITALY   (1.7%)
         Enel SpA                                                                  25,000       $      120,814
         ENI SpA                                                                   20,000              274,338
         Intesabci SpA                                                             40,000               67,201
         Parmalat Finanziaria SpA                                                  77,000              210,784
         RAS SpA                                                                   15,000              176,254
         Telecom Italia Mobile SpA                                                 75,500              293,975
         Telecom Italia SpA                                                        24,139              119,992
         Telecom Italia SpA (Savings Shares)                                       30,000              213,758
         Unicredito Italiano SpA                                                   30,000              108,510
                                                                                                ---------------
         TOTAL ITALY                                                                                 1,585,626
                                                                                                ---------------

XVI.     JAPAN   (17.6%)
         Aisin Seiki Co.                                                           50,000              639,067
         Canon Inc.                                                                12,000              392,311
         Eisai Co. Ltd.                                                            25,000              577,049
         Fuji Photo Film Co.                                                       21,000              626,171
         Hankyu Department Stores, Inc.                                            55,000              348,324
         Hitachi Ltd.                                                             100,000              501,068
         Honda Motor Co.                                                           23,000              931,411
         KDDI Corp.                                                                   200              624,281
         Kubota Corp.                                                             210,000              602,021
         Mitsui Chemicals, Inc.                                                   170,000              730,327
         Mizuho Holdings Inc.                                                         250              585,264
         Nippon Steel Corp.                                                       340,000              446,854
         Nipro Corp.                                                               60,000            1,133,563
         Nissan Motor Co.                                                         125,000              928,208
         NTT DoCoMo Inc.                                                              225              384,426
         Rohm Co.                                                                   6,000              704,288
         Sony Corp.                                                                20,000              839,494
         Suzuki Motor Corp.                                                        50,000              563,907
         Takeda Chemical Industries Ltd.                                           12,000              483,982
         Toyota Motor Corp.                                                        32,000              822,737
         Yahoo Japan Corp.                                                             40              496,139
         Yamada Denki Co. Ltd.                                                     10,000              255,462
     *   Yamada Denki Co. Ltd. (When Issued)                                       20,000              492,854
         Yamaha Corp.                                                              85,000              805,035
         Yamaha Motor Co.                                                          70,000              563,496
         Zeon Corp.                                                               165,000              639,724
                                                                                                ---------------
         TOTAL JAPAN                                                                                16,117,463
                                                                                                ---------------

                     (See "Notes to Financial Statements")

         BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
         SCHEDULE OF INVESTMENTS
         SEPTEMBER 30, 2002
         (CONTINUED)

         ---------------------------------------------------------------------------------------------------------

                                                                                SHARES               VALUE
                                                                           ---------------      ------------------
XVII.    MALAYSIA   (0.9%)
         Commerce Asset-Holding Bhd                                                80,000       $       63,579
         Genting Bhd                                                               35,000              119,737
         Malaysian Intl Shipping Corp Bhd                                         100,000              180,263
         Perusahaan Otomobil Nasional Bhd                                          50,000              101,974
         Powertek Bhd                                                              45,000               97,697
         Public Bank Bhd                                                          200,000              134,737
         UMW Holdings Bhd                                                          35,000               73,224
                                                                                                ---------------
         TOTAL MALAYSIA                                                                                771,211
                                                                                                ---------------

XVIII.   MEXICO   (0.5%)
         America Movil SA de CV                                                     3,250               39,260
     *   America Telecom SA de CV A1                                               50,000               27,127
     *   Carso Global Telecom A1                                                   50,000               49,611
         Cemex SA de CV ADR                                                         3,995               83,296
     *+^ Grupo Telavisa SA GDR 144A                                                 2,100               53,529
         Telefonos de Mexico SA de CV (Class L)  ADR                                5,400              152,010
         Walmart de Mexico Series V                                                31,300               75,730
                                                                                                ---------------
         TOTAL MEXICO                                                                                  480,563
                                                                                                ---------------

XIX.     NETHERLANDS   (4.9%)
         ABN AMRO Holding NV                                                       20,000              218,996
     *   ASML Holding NV                                                           35,000              215,142
         DSM NV                                                                     8,000              327,308
         IHC Caland NV                                                             12,000              545,514
         ING Groep NV                                                              27,000              373,825
         Philips Electronics NV                                                    22,020              319,891
         Royal Dutch Petroleum Co.                                                 26,000            1,049,620
         TPG NV                                                                    25,000              419,018
         Unilever NV                                                                8,000              473,569
         Wolters Kluwer NV                                                         31,000              560,634
                                                                                                ---------------
         TOTAL NETHERLANDS                                                                           4,503,517
                                                                                                ---------------

XX.      NEW ZEALAND   (1.9%)
         Carter Holt Harvey Ltd.                                                  350,000              259,357
         Contact Energy Ltd.                                                      125,000              221,603
         Fletcher Challenge Building Ltd.                                         250,000              350,578
         Sky City Entertainment Group Ltd.                                         70,000              236,376
         Telecom Corp. of New Zealand Ltd.                                        130,000              299,972
         Warehouse Group Ltd.                                                     100,000              335,335
                                                                                                ---------------
         TOTAL NEW ZEALAND                                                                           1,703,221
                                                                                                ---------------

                     (See "Notes to Financial Statements")

         BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
         SCHEDULE OF INVESTMENTS
         SEPTEMBER 30, 2002
         (CONTINUED)

         ---------------------------------------------------------------------------------------------------------

                                                                                SHARES               VALUE
                                                                           ---------------      ------------------
XXI.     NORWAY   (1.0%)
     *   Glensidige NOR ASA                                                         7,500       $      229,226
         Norsk Hydro ASA                                                            7,500              282,358
         Orkla ASA                                                                  9,500              151,907
         Tandberg ASA                                                              20,000              195,660
         Telenor ASA                                                               20,000               60,992
                                                                                                ---------------
         TOTAL NORWAY                                                                                  920,143
                                                                                                ---------------

XXII.    POLAND   (0.8%)
         Bank Pekao SA                                                              7,000              142,586
     *   Budimex SA                                                                20,300              123,118
         Debica SA                                                                  4,932               47,669
         Grupa Kety SA                                                             14,300              143,741
         Polski Koncern Naftowy Orlen SA                                           37,500              146,791
     *   Telekomunikacja Polska SA                                                 57,500              161,862
                                                                                                ---------------
         TOTAL POLAND                                                                                  765,767
                                                                                                ---------------

XXIII.   PORTUGAL   (0.5%)
         Banco Commercial Portugues                                                45,000               95,613
         BRISA-Auto Estradas de Portugal SA                                        33,000              163,061
         Electricidade de Portugal SA                                              60,000               89,535
         Portugal Telecom SA                                                       27,460              123,475
                                                                                                ---------------
         TOTAL PORTUGAL                                                                                471,684
                                                                                                ---------------

XXIV.    RUSSIA   (2.7%)
         JSC MMC Norilsk Nickel ADR                                                42,500              697,344
         Lukoil ADR                                                                 7,000              427,000
         RAO Unified Energy System ADR                                             37,600              305,500
         Yukos ADR                                                                  7,500            1,001,250
                                                                                                ---------------
         TOTAL RUSSIA                                                                                2,431,094
                                                                                                ---------------

XXV.     SINGAPORE   (2.2%)
         Allgreen Properties Ltd.                                                 340,000              183,655
         Capitaland Ltd.                                                          190,000              130,426
     *   Chartered Semiconductor Manufacturing Ltd.                                50,000               27,852
     *   Creative Technology Ltd.                                                  20,000              124,912
         Keppel Corp.                                                             150,000              366,296
         Overseas Chinese Banking Corp.                                            60,000              324,096
         Singapore Airlines Ltd.                                                   48,000              259,277
         United Overseas Bank Ltd.                                                 75,000              502,180
         Venture Corporation Ltd.                                                  10,000               59,643
                                                                                                ---------------
         TOTAL SINGAPORE                                                                             1,978,337
                                                                                                ---------------

                     (See "Notes to Financial Statements")

         BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
         SCHEDULE OF INVESTMENTS
         SEPTEMBER 30, 2002
         (CONTINUED)

         ---------------------------------------------------------------------------------------------------------

                                                                                SHARES               VALUE
                                                                           ---------------      ------------------
XXVI.    SOUTH KOREA   (4.8%)
     *   Bank of Pusan                                                             50,000       $      203,625
         Hana Bank                                                                 32,800              451,493
         Hyundai Mobis                                                             11,000              215,027
         Korea Electric Power Corp.                                                14,000              234,901
         KT Corp.                                                                   5,000              223,172
         Kyong Dong Boiler                                                         25,000              407,249
         LG Investment & Securities Co., Ltd.                                      50,000              580,330
         S1 Corp.                                                                  21,000              340,379
         Samsung Electronics Co., Ltd.                                              4,000              972,511
         Tae Young Corp.                                                           20,000              500,102
         Tai Han Electric Wire Co., Ltd.                                           50,000              228,059
                                                                                                ---------------
         TOTAL SOUTH KOREA                                                                           4,356,848
                                                                                                ---------------

XXVII.   SPAIN   (3.7%)
         Aurea Concesiones de Infraestructuras del Estado SA                       20,000              457,362
         Banco Bilbao Vizcaya Argentaria SA                                        38,066              284,398
         Banco Pastor SA                                                           25,000              395,300
         Banco Popular Espanol SA                                                   8,000              308,176
         Banco Santander Central Hispano SA                                        40,000              204,370
         Grupo Dragados SA                                                         18,000              270,385
         Grupo Prisa SA                                                            40,000              245,086
         Inditex SA                                                                20,000              405,183
         Red Electrica de Espana SA                                                20,000              187,175
     *   Telefonica SA                                                             79,284              590,777
                                                                                                ---------------
         TOTAL SPAIN                                                                                 3,348,212
                                                                                                ---------------

XXVIII.  SWEDEN   (0.5%)
         S.K.F. AB- Class B                                                        11,000              248,532
         Sandvik AB                                                                10,000              235,105
                                                                                                ---------------
         TOTAL SWEDEN                                                                                  483,637
                                                                                                ---------------

XXIX.    SWITZERLAND   (4.2%)
         Credit Suisse Group                                                       10,800              211,865
         Nestle SA                                                                  4,500              983,573
         Novartis AG                                                               32,000            1,265,273
         Roche Holding AG                                                           8,000              541,135
         Swisscom AG                                                                  600              166,780
         UBS AG                                                                    15,800              657,440
                                                                                                ---------------
         TOTAL SWITZERLAND                                                                           3,826,066
                                                                                                ---------------

XXX.     TAIWAN   (0.2%)
         Yuanta Core Pacific Securities Co. Ltd.                                  339,144              144,100
                                                                                                ---------------
         TOTAL TAIWAN                                                                                  144,100
                                                                                                ---------------

                     (See "Notes to Financial Statements")

         BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
         SCHEDULE OF INVESTMENTS
         SEPTEMBER 30, 2002
         (CONTINUED)

         ---------------------------------------------------------------------------------------------------------

                                                                                SHARES               VALUE
                                                                           ---------------      ------------------
XXXI.    THAILAND   (2.2%)
         Bangkok Expressway Pcl                                                   606,200       $      215,239
         BEC World Pcl                                                             41,000              189,552
         Electricity Generating Pcl                                               104,000               91,355
         Land & House Pcl                                                         342,000              521,775
         PTT Exploration & Production Pcl                                         146,400              409,487
         Siam Cement Pcl                                                            3,900               76,449
         Siam City Cement Pcl                                                      23,500              102,127
     *   Siam Commercial Bank Pcl                                                 729,500              391,225
                                                                                                ---------------
         TOTAL THAILAND                                                                              1,997,209
                                                                                                ---------------

XXXII.   TURKEY   (0.2%)
     *   Ak Enerji Elektrik Uretimi Otoproduktor Grubu AS                       4,000,000               18,297
     *   Haci Omer Sabanci Hldg AS                                             22,666,666               51,159
         Trakya Cam Sanayii AS                                                 26,000,000               77,460
                                                                                                ---------------
         TOTAL TURKEY                                                                                  146,916
                                                                                                ---------------

XXXIII.  UNITED KINGDOM   (17.5%)
         Anglo American PLC                                                        50,000              632,972
         AstraZeneca PLC                                                           20,000              606,395
         Barclays  PLC                                                            120,000              701,065
         BP Amoco PLC ADR                                                           5,000              199,500
         BP PLC                                                                   160,000            1,069,368
         BT Group PLC                                                              75,000              194,020
     *   Celltech Group PLC                                                       140,000              657,740
         Diageo PLC                                                                75,000              930,586
         Dixons Group PLC                                                         200,000              542,547
         Enterprise Inns PLC                                                       61,200              535,593
         GlaxoSmithKline PLC                                                       75,244            1,455,443
         HSBC Holdings PLC                                                         80,000              810,204
         Inchcape PLC                                                              65,000              756,421
         Lloyds TSB Group PLC                                                     100,000              738,336
         Logica PLC                                                                25,000               47,178
     *   mmO2 PLC                                                                  75,000               47,178
         National Grid Group PLC                                                   70,000              497,020
         Reuters Group PLC                                                         65,000              231,015
         Royal & Sun Alliance Insurance Group PLC                                 250,000              378,407
         Royal Bank of Scotland Group PLC                                          40,000              754,848
         Selfridges PLC                                                           115,000              471,112
         Shell Transport & Trading Co. PLC                                        185,000            1,102,628
         Tate & Lyle PLC                                                          140,000              814,607
         Tesco PLC                                                                180,000              582,412
         Vodafone Group PLC                                                       638,241              818,014
         Woolworth PLC                                                            900,000              424,602
                                                                                                ---------------
         TOTAL UNITED KINGDOM                                                                       15,999,211
                                                                                                ---------------

         Total Equity Securities
            (cost $101,868,104)                                                                     87,282,732
                                                                                                ---------------

                     (See "Notes to Financial Statements")

         BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
         SCHEDULE OF INVESTMENTS
         SEPTEMBER 30, 2002
         (CONTINUED)

         ---------------------------------------------------------------------------------------------------------

                                                                                SHARES               VALUE
                                                                           ---------------      ------------------
         INVESTMENT COMPANIES   (4.1%)

I.       AUSTRALIA   (0.8%)
         iShares MSCI Australia Index Fund                                         76,300       $      659,232

II.      GERMANY   (0.7%)
         iShares MSCI Germany Index Fund                                           69,400              635,704

III.     UNITED KINGDOM   (2.6%)
         iShares MSCI United Kingdom Index Fund                                   204,400            2,389,436
                                                                                                ---------------

         Total Investment Companies
            (cost $4,661,880)                                                                        3,684,372
                                                                                                ---------------

         RIGHTS   (0.0%)

I.       SINGAPORE   (0.0%)
     *   Chartered Semiconductor Manufacturing Rights
         (Expire 10/07/02)                                                         40,000                  113
                                                                                                ---------------

         Total Rights
            (cost $18,771)                                                                                 113
                                                                                                ---------------

         WARRANTS   (0.0%)

I.       THAILAND   (0.0%)
     *^  Banpu Pcl Warrants (expire 1/14/03)                                       60,000                2,510
                                                                                                ---------------

         Total Warrants
            (cost $0)                                                                                    2,510
                                                                                                ---------------

                     (See "Notes to Financial Statements")

         BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
         SCHEDULE OF INVESTMENTS
         SEPTEMBER 30, 2002
         (CONTINUED)

         ---------------------------------------------------------------------------------------------------------

                                                                              PRINCIPAL
                                                                                AMOUNT               VALUE
                                                                             -------------      ------------------
         SHORT-TERM SECURITIES (0.8%)

         TIME DEPOSIT   (0.8%)
         Brown Brothers Harriman & Co.
         1.340%, 10/01/02
         (Cost: $ 758,000)                                                      $ 758,000       $      758,000
                                                                                                ---------------

         TOTAL INVESTMENTS   (100.4%)
            (IDENTIFIED COST $107,306,755)                                                          91,727,727

         LIABILITIES IN EXCESS OF OTHER ASSETS:   (-0.4%)                                             (353,133)
                                                                                                ---------------

         NET ASSETS:   (100.0%)                                                                 $   91,374,594
                                                                                                ===============

--------------------------------------------------------------------------------

                                     LEGEND:

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

*    Non-Income producing security

@    Fair value using procedures approved by the Board of Directors (Note 1).

+ Exempt from registrations under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 2002, the security was valued at $53,529 or 0.06% of the net assets.

^ Illiquid securities. On September 30, 2002, these securities were valued at $218,356 or 0.24% of net assets.

                     (See "Notes to Financial Statements")

         BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
         INDUSTRY CLASSIFICATIONS
         SEPTEMBER 30, 2002

         ---------------------------------------------------------------------------------------------------------
         INDUSTRY                                                                           PERCENT OF NET ASSETS
         ---------------------------------------------------------------------------------------------------------
              Banking                                                                                     13.5%
              Energy Sources                                                                               9.2
              Health & Personal Care                                                                       8.8
              Telecommunications                                                                           5.7
              Merchandising                                                                                5.5
              Automobiles                                                                                  5.1
              Index Fund                                                                                   4.0
              Food & Household Products                                                                    3.2
              Financial Services                                                                           3.1
              Utilities-Electrical & Gas                                                                   2.7
              Chemicals                                                                                    2.6
              Recreation And Other Consumer Goods                                                          2.3
              Building Materials & Components                                                              2.1
              Construction & Housing                                                                       2.1
              Electronic Components & Instruments                                                          2.0
              Beverages & Tobacco                                                                          1.9
              Leisure & Tourism                                                                            1.9
              Broadcasting & Publishing                                                                    1.8
              Appliances & Household Durables                                                              1.7
              Machinery & Engineering                                                                      1.5
              Business & Public Service                                                                    1.3
              Industrial Components                                                                        1.3
              Wholesale and International Trade                                                            1.1
              Transportation-Airlines                                                                      1.0
              Insurance                                                                                    0.9
              Real Estate                                                                                  0.8
              Forestry & Paper Products                                                                    0.8
              Metal-Diversified                                                                            0.8
              Transportation-Road & Rail                                                                   0.7
              Multi-Industry                                                                               0.7
              Gold Mines                                                                                   0.7
              Metals-Non Ferrous                                                                           0.6
              Energy Equipment & Services                                                                  0.6
              Metals-Steel                                                                                 0.5
              Commercial Banks Non-US                                                                      0.5
              Oil Company-Intergrated                                                                      0.5
              Telecom Services                                                                             0.5
              Tobacco                                                                                      0.5
              Textiles & Apparel                                                                           0.5
              Miscellaneous Materials & Commodities                                                        0.4
              Data Processing & Reproduction                                                               0.4
              Multimedia                                                                                   0.4
              Electrical & Electronics                                                                     0.4
              Retail-Hypermarkets                                                                          0.4
              Electric-Intergrated                                                                         0.3
              Building Products-Cement/Aggregation                                                         0.3
              Retail-Consumer Electronics                                                                  0.3

                     (See "Notes to Financial Statements")

         BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
         INDUSTRY CLASSIFICATIONS
         SEPTEMBER 30, 2002 / (continued)
         (CONTINUED)

         ---------------------------------------------------------------------------------------------------------
         INDUSTRY                                                                           PERCENT OF NET ASSETS
         ---------------------------------------------------------------------------------------------------------
              Metal Processors & Fabrication                                                               0.3 %
              Diversified Financial Service                                                                0.3
              Transportation-Shipping                                                                      0.2
              Machine Tools & Related Products                                                             0.2
              Aerospace & Military Technology                                                              0.2
              Food-Misc/Diversified                                                                        0.1
              Paper & Related Products                                                                     0.1
              Money Center Banks                                                                           0.1
              Steel-Products                                                                               0.1
              Diversified Operations                                                                       0.1
              Electric-Distribution                                                                        0.0
              Security Services                                                                            0.0
              Time Deposits                                                                                0.8
                                                                                                  -------------
              Total Investments in Securities                                                            100.4
              Other Assets less Liabilities                                                               (0.4)
                                                                                                  -------------
              Net Assets                                                                                 100.0%
                                                                                                  =============


                     (See "Notes to Financial Statements")

                BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND

                            SEC -- GROWTH OF $10,000
                            INTERNATIONAL EQUITY FUND

                             [PLOT POINTS FOR CHART]

                                 GROWTH OF $10,000
--------------------------------------------------------------------------------
                         BB&K INT'L          MSCI ALL-COUNTRY WORLD
                         EQUITY FUND          FREE EX-USA (US$)
--------------------------------------------------------------------------------
       Sep-92              $10,000                   $10,000
       Dec-92               $9,830                    $9,694
       Mar-93              $10,095                   $10,812
       Jun-93              $10,835                   $11,885
       Sep-93              $11,674                   $12,673
       Dec-93              $13,448                   $13,078
       Mar-94              $12,520                   $13,403
       Jun-94              $12,334                   $13,960
       Sep-94              $12,582                   $14,302
       Dec-94              $11,757                   $13,945
       Mar-95              $11,818                   $13,988
       Jun-95              $12,443                   $14,269
       Sep-95              $12,850                   $14,805
       Dec-95              $13,222                   $15,331
       Mar-96              $13,518                   $15,831
       Jun-96              $13,792                   $16,148
       Sep-96              $13,792                   $16,093
       Dec-96              $14,490                   $16,355
       Mar-97              $14,734                   $16,314
       Jun-97              $16,369                   $18,432
       Sep-97              $16,857                   $18,263
       Dec-97              $15,933                   $16,689
       Mar-98              $18,351                   $18,968
       Jun-98              $18,504                   $18,687
       Sep-98              $15,068                   $15,862
       Dec-98              $17,847                   $19,102
       Mar-99              $17,984                   $19,554
       Jun-99              $19,060                   $20,467
       Sep-99              $19,005                   $21,162
       Dec-99              $23,632                   $25,005
       Mar-00              $23,692                   $25,201
       Jun-00              $21,853                   $24,173
       Sep-00              $20,165                   $22,202
       Dec-00              $19,086                   $21,233
       Mar-01              $16,350                   $18,443
       Jun-01              $16,384                   $18,418
       Sep-01              $14,248                   $15,698
       Dec-01              $14,982                   $17,094
       Mar-02              $15,549                   $17,375
       Jun-02              $15,049                   $16,915
       Sep-02              $12,346                   $13,649

                          AVERAGE ANNUAL TOTAL RETURN*

---------------------------------------------------------------------------------------------------
                                                              5 YEARS               10 YEARS
                                             1 YEAR        (ANNUALIZED)           (ANNUALIZED)
---------------------------------------------------------------------------------------------------
 Return Before Taxes                        -13.35%           -6.04%                 2.13%
---------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions        -13.35%           -7.38%                 0.90%
---------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions
        and Sale of Fund Shares              -8.20%           -4.49%                 1.69%
---------------------------------------------------------------------------------------------------

   The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund since October 1, 1992. The graph does not reflect the deduction of taxes that a stockholder would pay on fund distributions or the sale of fund shares. We compare this investment to the growth of the MSCI All-Country World Free ex-U.S. index over the same period. The MSCI All-Country World Free ex-U.S. is a commonly used index that measures the performance of equities available to foreign investors in 47 developed and emerging market countries outside of the United States. The returns for this index are given in U.S. dollar terms, gross of withholding taxes on foreign income. In prior years, we have also compared the Fund's performance to the MSCI EAFE (Europe, Australia and Far East) index in both local currency and U.S. dollar terms. We are no longer doing that because we believe the MSCI All-Country World Free ex-U.S. stock index is more representative of the Fund's investment approach. This index covers more of the countries in which the Fund is likely to invest than the MSCI EAFE. However, the Fund manager does not currently use an index to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar's universe of large cap blended value/growth international stock mutual funds is used for performance comparison purposes. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund would have grown to $12,346 by September 30, 2002.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual management fee (0.25% per quarter) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   The after-tax return figures are shown using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation and may differ from the figures shown here. If a fund incurs a loss, which generates a tax benefit, the post-sale after-tax return may exceed the fund's other return figures. The after-tax return information does not apply to tax-deferred accounts (such as IRAs) because these accounts are not subject to current taxes.

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

---------------------------------------------------------------------------------------------------------

                                               COUNTRY OF            PAR VALUE
                                                 ORIGIN          (LOCAL CURRENCY)            VALUE
                                            -----------------    ------------------    ------------------
FIXED INCOME SECURITIES (98.6%)

BRITISH POUND (4.4%)

    Glaxo Wellcome PLC
    8.750%, 12/01/05                            United Kingdom             800,000     $       1,412,084

    National Westminster Bank PLC
    7.875%, 09/09/15                            United Kingdom           1,000,000             1,952,246
                                                                                       ------------------

Total British Pound                                                                            3,364,330
                                                                                       ------------------

CANADIAN DOLLAR (1.3%)

    Government of Canada
    6.000%, 06/01/08                              Canada                 1,500,000             1,027,342
                                                                                       ------------------

EURO (5.1%)

    Casino Guichard-Perrachard SA
    6.000%, 03/06/08                              France                 2,000,000             2,008,816

    Republic of Italy
    7.250%, 11/01/26                              Italy                  1,500,000             1,934,658
                                                                                       ------------------

Total Euro                                                                                     3,943,474
                                                                                       ------------------

HUNGARY FORINTS (1.4%)

    DEPFA Deutsche Pfandbriefbank AG
    9.000%, 07/06/03                             Germany               275,000,000             1,107,969
                                                                                       ------------------

JAPANESE YEN (4.0%)

    Fannie Mae Global
    1.750%, 03/26/08                          United States            250,000,000             2,213,034

    International Bank for Reconstruction &
    Development
    2.000%, 02/18/08                           Supranational Bank      100,000,000               895,915
                                                                                       ------------------

Total Japanese Yen                                                                             3,108,949
                                                                                       ------------------

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002
(CONTINUED)

---------------------------------------------------------------------------------------------------------

                                               COUNTRY OF            PAR VALUE
                                                 ORIGIN          (LOCAL CURRENCY)            VALUE
                                            -----------------    ------------------    ------------------
NEW ZEALAND DOLLAR (0.9%)

    International Bank for Reconstruction &
    Development
    7.250%, 05/27/03                           Supranational Bank        1,400,000             $ 662,557
                                                                                       ------------------

NORWEGIAN KRONER (1.3%)

    Kingdom of Norway
    5.750%, 11/30/04                              Norway                 7,500,000             1,003,430
                                                                                       ------------------

SWEDISH KRONA (1.1%)

    Swedish Government
    5.000%, 01/28/09                              Sweden                 8,000,000               876,519
                                                                                       ------------------

UNITED STATES DOLLAR (79.1%)

    Allete, Inc.
    7.800%, 02/15/08                          United States              1,000,000             1,135,391

    Aristech Chemicals Corp.
    6.875%, 11/15/06                          United States              1,550,000             1,678,059

    AT&T Corp.
    6.000%, 03/15/09                          United States              1,000,000               901,398

    Bank of America Corp.
    7.400%, 01/15/11                          United States              1,000,000             1,183,861

    Bear Stearns Co., Inc.
    7.800%, 08/15/07                          United States              1,100,000             1,283,131

    Chubb Corp.
    6.150%, 08/15/05                          United States              1,000,000             1,099,093

    Compaq Computer Corp.
    7.650%, 08/01/05                          United States              1,000,000             1,105,267

    Conagra Foods, Inc.
    9.875%, 11/15/05                          United States              1,000,000             1,199,043

    Cordant Technologies Inc.
    6.625%, 03/01/08                          United States                555,000               627,470

    Dominion Resources, Inc.
    7.625%, 07/15/05                          United States              1,000,000             1,098,817

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002
(CONTINUED)

---------------------------------------------------------------------------------------------------------

                                               COUNTRY OF            PAR VALUE
                                                 ORIGIN          (LOCAL CURRENCY)            VALUE
                                            -----------------    ------------------    ------------------
UNITED STATES DOLLAR (CONTINUED)

  + DTE Capital Corp. 144A
    6.170%, 06/15/38                          United States                170,000             $ 173,430

    Fannie Mae
    6.140%, 09/02/08                          United States              1,500,000             1,544,740

    Fannie Mae
    6.400%, 05/14/09                          United States              1,000,000             1,050,563

    Fannie Mae
    6.625%, 11/15/10                          United States              1,000,000             1,168,730

    Federal Home Loan Bank
    5.860%, 01/25/07                          United States              1,000,000             1,032,260

    Federal Home Loan Bank
    5.875%, 02/15/11                          United States              2,000,000             2,236,644

    Federal Home Loan Mortgage Corp.
    6.875%, 09/15/10                          United States              2,500,000             2,980,850

    Federal Home Loan Mortgage Corp.
    6.000%, 09/20/16                          United States              1,000,000               983,625

    General Electric Capital Corp.
    6.500%, 12/10/07                          United States              1,000,000             1,129,882

    Georgia-Pacific Group
    8.125%, 05/15/11                          United States                250,000               208,763

    Health Care Property Investors, Inc.
    6.620%, 12/09/10                          United States              1,000,000             1,057,202

    Hertz Corp.
    7.625%, 08/15/07                          United States              1,000,000               998,660

    Honeywell International, Inc.
    9.065%, 06/01/33                          United States                594,000               827,773

    Inter-American Development Bank
    5.375%, 11/18/08                           Supranational Bank        3,000,000             3,324,513

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002
(CONTINUED)

---------------------------------------------------------------------------------------------------------

                                               COUNTRY OF            PAR VALUE
                                                 ORIGIN          (LOCAL CURRENCY)            VALUE
                                            -----------------    ------------------    ------------------
UNITED STATES DOLLAR (CONTINUED)

    Inter-American Development Bank
    7.125%, 03/15/23                           Supranational Bank        1,000,000           $ 1,041,352

    Pfizer, Inc.
    5.625%, 02/01/06                          United States                500,000               547,411

    PG&E Gas Transmission
    7.100%, 06/01/05                          United States              2,000,000             1,989,298

    Raytheon Co.
    6.500%, 07/15/05                          United States              1,000,000             1,067,321

    Republic Services, Inc.
    6.750%, 08/15/11                          United States                500,000               553,145

    SUSA Partnership LP
    7.500%, 12/01/27                          United States              1,000,000             1,152,210

    Target Corp.
    7.000%, 07/15/31                          United States                500,000               580,700

    Turner Broadcasting System, Inc.
    8.400%, 02/01/24                          United States              1,000,000               866,653

    Tyco International Group SA
    4.950%, 08/01/03                            Luxembourg               1,000,000               930,214

    U.S. Treasury Bonds
    6.250%, 05/15/30                          United States              1,000,000             1,220,391

    U.S. Treasury Bonds
    4.375%, 08/15/12                          United States              3,750,000             3,988,478

    U.S. Treasury Bonds
    6.250%, 08/15/23                          United States              1,250,000             1,491,016

    U.S. Treasury Notes
    3.250%, 05/31/04                          United States              3,500,000             3,593,244

    U.S. Treasury Notes
    4.625%, 05/15/06                          United States              3,000,000             3,247,971

    U.S. Treasury Notes
    5.625%, 05/15/08                          United States              3,500,000             4,000,392

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002
(CONTINUED)

---------------------------------------------------------------------------------------------------------

                                               COUNTRY OF            PAR VALUE
                                                 ORIGIN          (LOCAL CURRENCY)            VALUE
                                            -----------------    ------------------    ------------------
UNITED STATES DOLLAR (CONTINUED)

    U.S. Treasury Notes
    4.250%, 01/15/10                          United States              1,000,000           $ 1,233,743

    Norwest Financial
    7.600%, 05/03/05                          United States              1,245,000             1,398,043

    Wal-Mart Stores, Inc.
    6.875%, 08/10/09                          United States              1,000,000             1,181,742

    Waste Management, Inc.
    8.750%, 05/01/18                          United States              1,000,000             1,076,180
                                                                                       ------------------

Total United States Dollar                                                                    61,188,669
                                                                                       ------------------

TOTAL FIXED INCOME SECURITIES
  (Cost $72,207,929)                                                                          76,283,239
                                                                                       ------------------

                                                PRINCIPAL
                                                  AMOUNT
                                              ---------------
SHORT-TERM SECURITIES (0.7%)
TIME DEPOSIT   (0.7%)

  Brown Brothers Harriman & Co.
  1.340%, 10/01/02
  (Cost: $ 520,000)                                $ 520,000                                     520,000
                                                                                       ------------------

TOTAL INVESTMENTS (99.3%)
    (IDENTIFIED COST $72,727,929)                                                             76,803,239

OTHER ASSETS LESS LIABILITIES (0.7%)                                                             514,292
                                                                                       ------------------

NET ASSETS (100.0%)                                                                    $      77,317,531
                                                                                       ==================

    -------------------------------------------------------------

+ Exempt from registrations under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On
    September 30, 2002, this security was valued at $173,430 or 0.23% of net assets.

                     (See "Notes to Financial Statements")

                  BAILARD, BIEHL & KAISER BOND OPPORTUNITY FUND

                            SEC -- GROWTH OF $10,000
                             BOND OPPORTUNITY FUND

                             [PLOT POINTS FOR CHART]

                                                  GROWTH OF $10,000
----------------------------------------------------------------------------------------
                              BB&K BOND          MERRILL LYNCH         80/20 MERRILL LYNCH/
                           OPPORTUNITY FUND     CORP/GOVT MASTER       SALOMON BROS. INDEX
----------------------------------------------------------------------------------------
         Sep-92                $10,000               $10,000                  $10,000
         Dec-92                 $9,896               $10,007                  $10,060
         Mar-93                $10,418               $10,472                  $10,485
         Jun-93                $10,719               $10,778                  $10,778
         Sep-93                $10,955               $11,147                  $11,156
         Dec-93                $11,275               $11,114                  $11,219
         Mar-94                $10,185               $10,787                  $10,881
         Jun-94                 $9,183               $10,658                  $10,724
         Sep-94                 $8,994               $10,705                  $10,763
         Dec-94                 $9,110               $10,748                  $10,836
         Mar-95                 $9,996               $11,275                  $11,360
         Jun-95                $10,386               $12,004                  $12,054
         Sep-95                $10,554               $12,223                  $12,318
         Dec-95                $10,987               $12,795                  $12,879
         Mar-96                $10,961               $12,504                  $12,668
         Jun-96                $11,137               $12,557                  $12,775
         Sep-96                $11,537               $12,779                  $13,057
         Dec-96                $11,915               $13,172                  $13,475
         Mar-97                $11,711               $13,068                  $13,430
         Jun-97                $11,992               $13,539                  $13,901
         Sep-97                $12,200               $14,014                  $14,387
         Dec-97                $12,226               $14,460                  $14,829
         Mar-98                $12,438               $14,689                  $15,108
         Jun-98                $12,570               $15,072                  $15,495
         Sep-98                $13,268               $15,801                  $16,258
         Dec-98                $13,635               $15,837                  $16,306
         Mar-99                $13,400               $15,648                  $16,211
         Jun-99                $13,031               $15,481                  $16,053
         Sep-99                $13,199               $15,567                  $16,141
         Dec-99                $12,995               $15,512                  $16,133
         Mar-00                $12,977               $15,938                  $16,558
         Jun-00                $13,029               $16,152                  $16,798
         Sep-00                $12,734               $16,610                  $17,236
         Dec-00                $13,173               $17,359                  $17,987
         Mar-01                $13,449               $17,906                  $18,530
         Jun-01                $13,429               $17,939                  $18,574
         Sep-01                $14,059               $18,836                  $19,386
         Dec-01                $14,002               $18,828                  $19,403
         Mar-02                $13,844               $18,715                  $19,292
         Jun-02                $14,239               $19,411                  $19,955
         Sep-02                $14,949               $20,559                  $21,004

                          AVERAGE ANNUAL TOTAL RETURN*

   --------------------------------------------------------------------------------------------
                                                              5 YEARS             10 YEARS
                                              1 YEAR        (ANNUALIZED)        (ANNUALIZED)
   --------------------------------------------------------------------------------------------
    Return Before Taxes                       6.33%            4.15%               4.10%
   --------------------------------------------------------------------------------------------
    Return After Taxes on Distributions       5.73%            1.80%               1.17%
   --------------------------------------------------------------------------------------------
    Return After Taxes on Distributions
           and Sale of Fund Shares            3.88%            2.09%               1.75%
   --------------------------------------------------------------------------------------------

   The above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Bond Opportunity Fund since October 1, 1992. The graph does not reflect the deduction of taxes that a stockholder would pay on fund distributions or the sale of fund shares. We compare this investment to the growth of the Merrill Lynch Corporate/Government Master Bond Index and the 80/20 Merrill Lynch/Salomon Brothers Bond Index over the same period. The Merrill Lynch Corporate/Government Master Bond Index is a commonly used index that measures the performance of the broad U.S. dollar investment grade debt universe, excluding mortgage and asset-backed securities. To more fully reflect the Fund's current investment strategy, we have also calculated a benchmark index with an 80% weighting in the Merrill Lynch Corporate/Government Master Bond Index and a 20% weighting in the fully hedged Salomon Brothers Non-US$ World Government Bond Index. Neither of these indices measures the performance of the bond markets in developing countries, in which the Fund may invest. In prior years, we have also compared the Fund's performance to the Salomon Brothers non-U.S.$ World Government Bond Index-10 country (fully hedged), the Salomon Brothers non-U.S.$ World Government Bond Index (50% hedged) and the Salomon Brothers World Government Bond Index (U.S.$), because these three indices were used for comparison purposes before the change in the Bond Fund's investment objective on December 19, 2000. We are no longer doing that because we believe the Merrill Lynch Corporate/Government Master Index and the 80/20 Merrill Lynch/Salomon Brothers Index are more representative of the Fund's current investment approach. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Bond Opportunity Fund would have grown to $14,949 by September 30, 2002.

* These figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an annual management fee of 1% (0.25% per quarter) payable by clients of Bailard, Biehl, & Kaiser through 9/30/93. Actual fees varied during this period. Between 10/1/93 and 12/19/00, the Fund charged a management fee of 0.75%. As of 12/19/00, the Fund reduced its management fee to 0.60%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Bond Opportunity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   The after-tax return figures are shown using the highest individual federal income tax rates in effect at the time of each distribution. They do not reflect the impact of state and local taxes. Your after-tax return will depend upon your individual tax situation and may differ from the figures shown here. If a fund incurs a loss, which generates a tax benefit, the post-sale after-tax return may exceed the fund's other return figures. The after-tax return information does not apply to tax-deferred accounts (such as IRAs) because these accounts are not subject to current taxes.

    BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
    STATEMENTS OF ASSETS AND LIABILITIES
    SEPTEMBER 30, 2002

                                                               COGNITIVE        ENHANCED      INTERNATIONAL        BOND
                                                                 VALUE           GROWTH           EQUITY        OPPORTUNITY
                                                                 FUND             FUND             FUND             FUND
                                                              --------------  --------------  --------------  --------------
ASSETS

Investments, at value                                         $   57,904,619  $   49,790,496  $   91,727,727  $   76,803,239
Foreign currency, at value
(Identified cost $0, $0, $2,411 and $0, respectively)                     --              --           2,305              --
Receivables:
Portfolio securities sold                                            554,229              --       1,271,785              --
Dividend, interest and recoverable foreign taxes
   receivable                                                         65,212             279         446,023       1,179,022
Fund shares sold                                                       1,207           1,055         361,003           1,330
Prepaid expenses                                                       5,271           9,688           4,284           3,721
                                                              --------------  --------------  --------------  --------------
Total assets                                                      58,530,538      49,801,518      93,813,127      77,987,312
                                                              --------------  --------------  --------------  --------------

LIABILITIES

Payables:
Portfolio securities purchased                                     1,211,794              --       2,111,531              --
Due to custodian                                                       1,988           1,287           3,693           3,555
Advisory fees (Note 3)                                                39,661          33,793          88,124          39,205
Fund shares redeemed                                                 105,010          30,000          90,000         200,000
Shareholder distributions                                                 --              --              --         250,232
Accrued expenses and other liabilities                                68,868          65,891         145,185          93,531
Net unrealized depreciation of forward foreign currency
   exchange contracts (Note 5)                                            --              --              --          83,258
                                                              --------------  --------------  --------------  --------------
Total liabilities                                                  1,427,321         130,971       2,438,533         669,781
                                                              --------------  --------------  --------------  --------------
Net assets                                                   $    57,103,217  $   49,670,547  $   91,374,594  $   77,317,531
                                                             ===============  ==============  ==============  ==============
Shares of capital stock issued and outstanding                     6,775,214      10,358,795      24,695,763      10,337,566
                                                             ===============  ==============  ==============  ==============
Net assets value, offering and redemption price per share    $          8.43  $         4.80  $         3.70  $         7.48
                                                             ===============  ==============  ==============  ==============
Shares authorized                                              1,000,000,000   1,000,000,000     100,000,000     100,000,000

Par Value                                                          no par          no par     $       0.0001        no par

Net assets consist of:
Capital paid-in                                              $    68,824,763  $   90,250,597  $  135,810,403  $   93,387,936
Accumulated net investment income (loss)                              53,639                         462,606      (1,793,460)
Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                  70,484      (6,878,112)    (29,332,076)    (18,285,160)
Net unrealized appreciation (depreciation):
Investments                                                      (11,845,669)    (33,701,938)    (15,579,028)      4,075,310
Foreign currency translation                                              --              --          12,689         (67,095)
                                                              --------------  --------------  --------------  --------------
                                                             $    57,103,217  $   49,670,547  $   91,374,594  $   77,317,531
                                                             ===============  ==============  ==============  ==============
Investments, at cost                                         $    69,750,288  $   83,492,434  $  107,306,755  $   72,727,929
                                                             ===============  ==============  ==============  ==============

                      (See "Notes to Financial Statements")

 BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
 STATEMENTS OF OPERATIONS

                                                       COGNITIVE          ENHANCED        INTERNATIONAL          BOND
                                                         VALUE             GROWTH             EQUITY          OPPORTUNITY
                                                         FUND               FUND               FUND              FUND
                                                   ------------------ ------------------ ------------------ ------------------
                                                      Year ended         Year ended         Year ended        Year ended
                                                   September 30, 2002 September 30, 2002 September 30, 2002 September 30, 2002
                                                   ------------------ ------------------ ------------------ ------------------
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of
    $0, $0, $252,768 and $0)                         $     845,393     $      38,223       $   1,934,700      $         --
Interest                                                    25,557            10,483              38,856         5,076,422
                                                   ------------------ ------------------ ------------------ ------------------
      Total income                                         870,950            48,706           1,973,556         5,076,422
                                                   ------------------ ------------------ ------------------ ------------------

EXPENSES
Advisory fee (Note 3)                                      551,866           428,047             977,391           583,433
Custodian fees                                              19,602            15,168             153,498            40,175
Professional fees                                           72,649            60,565              68,700            66,971
Administrative service fees                                 76,688            75,467              90,640            89,347
Transfer agent fees                                         37,996            37,997              30,326            29,720
Director fees and expenses (Note 3)                         13,671            13,801              18,405            17,903
Registration fees                                           22,698            17,618               8,055            17,634
Shareholder reports                                          2,461             3,381               3,286             2,130
Other                                                       19,680            19,790              30,032            22,278
                                                   ------------------ ------------------ ------------------ ------------------
      Total expenses                                       817,311           671,834           1,380,333           869,591
                                                   ------------------ ------------------ ------------------ ------------------
      Net investment income (loss)                          53,639          (623,128)            593,223         4,206,831
                                                   ------------------ ------------------ ------------------ ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on investments and foreign
    currency transactions                                   95,856        (6,694,043)        (11,221,872)       (1,733,783)
Net change in unrealized gain (loss) on investments
    and foreign currency translation                    (3,668,081)      (10,388,084)         (3,097,706)        3,035,030
                                                   ------------------ ------------------ ------------------ ------------------
Net gain (loss) on investments and foreign currency
    transactions                                        (3,572,225)      (17,082,127)        (14,319,578)        1,301,247
                                                   ------------------ ------------------ ------------------ ------------------
Net increase (decrease) in net assets resulting from
    operations                                       $  (3,518,586)    $ (17,705,255)      $ (13,726,355)     $  5,508,078
                                                   ================== ================== ================== ==================

                      (See "Notes to Financial Statements")

 BAILARD, BIEHL & KAISER OPPORTUNITY FUND GROUP, INC.
 STATEMENTS OF CHANGES IN NET ASSETS

                                                      COGNITIVE                    ENHANCED
                                                        VALUE                      GROWTH
                                                        FUND                        FUND
                                            ---------------------------  --------------------------
                                             YEAR ENDED    PERIOD ENDED   YEAR ENDED   PERIOD ENDED
 INCREASE (DECREASE) IN NET ASSETS          SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                                2002          2001*          2002          2001*
                                            ------------   ------------  ------------  ------------
 OPERATIONS:
   Net investment income (loss)             $     53,639   $     24,534  $   (623,128) $   (244,160)
   Net realized gain (loss) on investments
     and foreign currency transactions            95,856        (25,372)   (6,694,043)     (184,069)
   Net change in unrealized gain (loss) on
     investments and foreign currency
     translations                             (3,668,081)    (8,177,588)  (10,388,084)  (23,313,854)
                                            ------------   ------------  ------------  ------------
   Net increase (decrease) resulting from
   operations                                 (3,518,586)    (8,178,426)  (17,705,255)  (23,742,083)
                                            ------------   ------------  ------------  ------------

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                         (61,092)            --            --            --
   Net realized gains                                 --             --            --            --
                                            ------------   ------------  ------------  ------------
   Total distributions                           (61,092)            --            --            --
                                            ------------   ------------  ------------  ------------
 FROM SHARE TRANSACTIONS:
   Proceeds from shares sold                   7,628,599     70,607,746    35,837,644    69,279,746
   Value of distributions reinvested              58,519             --            --            --
   Value of shares redeemed                   (8,525,880)      (907,663)  (13,370,363)     (629,142)
                                            ------------   ------------  ------------  ------------
   Net increase (decrease) from share
     transactions                               (838,762)    69,700,083    22,467,281    68,650,604
                                            ------------   ------------  ------------  ------------
   Total increase (decrease) in net assets    (4,418,440)    61,521,657     4,762,026    44,908,521

 NET ASSETS
   Beginning of period                        61,521,657             --    44,908,521            --
                                            ------------   ------------  ------------  ------------
   End of period                            $ 57,103,217   $ 61,521,657  $ 49,670,547  $ 44,908,521
                                            ============   ============  ============  ============
   Accumulated net investment income (loss) $     53,639   $     61,092  $         --  $         --
                                            ============   ============  ============  ============
 NUMBER OF FUND SHARES
   Sold                                          743,453      7,062,030     5,378,193     6,984,097
   Issued for distributions reinvested             5,783             --            --            --
   Redeemed                                     (936,860)       (99,192)   (1,923,848)      (79,647)
                                            ------------   ------------  ------------  ------------
   Net increase (decrease) in share activity    (187,624)     6,962,838     3,454,345     6,904,450
                                            ============   ============  ============  ============

 * From commencement of operations on May 30, 2001.

                                             INTERNATIONAL EQUITY FUND       BOND OPPORTUNITY FUND
                                             ---------------------------  ---------------------------
                                              YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
 INCREASE (DECREASE) IN NET ASSETS           SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                                 2002           2001          2002          2001
                                             ------------   ------------  ------------  ------------
 OPERATIONS:
   Net investment income (loss)              $    593,223   $    545,074  $  4,206,831  $  4,217,349
   Net realized gain (loss) on investments
     and foreign currency transactions        (11,221,872)   (18,073,336)   (1,733,783)   (5,128,157)
   Net change in unrealized gain (loss) on
     investments and foreign currency
     translations                             (3,097,706)    (24,874,754)    3,035,030    10,278,930
                                             ------------   ------------  ------------  ------------
   Net increase (decrease) resulting from
   operations                                (13,726,355)    (42,403,016)    5,508,078     9,368,122
                                             ------------   ------------  ------------  ------------

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                               --       (203,305)   (1,187,494)   (7,851,385)
   Net realized gains                                  --    (13,576,240)           --            --
                                             ------------   ------------  ------------  ------------
   Total distributions                                 --    (13,779,545)   (1,187,494)   (7,851,385)
                                             ------------   ------------  ------------  ------------
 FROM SHARE TRANSACTIONS:
   Proceeds from shares sold                   31,530,011     43,464,270    14,929,564   100,535,781
   Value of distributions reinvested                   --     11,099,805       889,054     3,823,989
   Value of shares redeemed                   (27,865,800)   (49,875,070)  (46,369,281)  (69,403,122)
                                             ------------   ------------  ------------  ------------
   Net increase (decrease) from share
     transactions                               3,664,211      4,689,005   (30,550,663)   34,956,648
                                             ------------   ------------  ------------  ------------
   Total increase (decrease) in net assets    (10,062,144)   (51,493,556)  (26,230,079)   36,473,385

 NET ASSETS
   Beginning of period                        101,436,738    152,930,294   103,547,610    67,074,225
                                             ------------   ------------  ------------  ------------
   End of period                             $ 91,374,594   $101,436,738  $ 77,317,531  $103,547,610
                                             ============   ============  ============  ============
   Accumulated net investment income (loss)  $    462,606   $   (186,177) $ (1,793,460) $ (3,875,270)
                                             ============   ============  ============  ============
 NUMBER OF FUND SHARES
   Sold                                         7,460,191      8,276,610     2,051,552    14,722,547
   Issued for distributions reinvested                 --      1,947,334       120,226       564,549
   Redeemed                                    (6,520,281)    (9,343,488)   (6,343,441)   (9,912,530)
                                             ------------   ------------  ------------  ------------
   Net increase (decrease) in share activity      939,910        880,456    (4,171,663)    5,374,566
                                             ============   ============  ============  ============

 * From commencement of operations on May 30, 2001.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL, & KAISER
COGNITIVE VALUE FUND
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout the period:
                                                                                   For the Periods Ended September 30,
                                                                                -----------------------------------------

                                                                                       2002                 2001*
                                                                                -------------------  --------------------
Net asset value, beginning of period                                                  $ 8.84               $ 10.00
                                                                                -------------------  --------------------

INCOME FROM INVESTMENT OPERATIONS:

       Net investment income                                                            0.01                    --#
       Net realized/unrealized gain (loss) on investments
        and foreign currency transactions                                              (0.41)                (1.16)
                                                                                -------------------  --------------------
Total from investment operations                                                       (0.40)                (1.16)
                                                                                -------------------  --------------------

LESS DISTRIBUTIONS:

       From net investment income                                                      (0.01)                   --
                                                                                -------------------  --------------------
Total distributions                                                                    (0.01)                   --
                                                                                -------------------  --------------------
Net asset value, end of period                                                        $ 8.43                $ 8.84
                                                                                ===================  ====================

TOTAL RETURN                                                                          (4.55%)              (11.60%)

RATIOS/SUPPLEMENTAL DATA:

       Net Assets, end of period (millions)                                            $57.1                 $61.5

       Ratio of expenses to average net assets                                         1.11%                 1.33% **

       Ratio of net investment income (loss) to average net assets                     0.07%                 0.11% **

       Portfolio turnover rate                                                           51%                   31%

----------------------------------
*  From commencement of operations on May 30, 2001.
** Ratios for periods less than one year have been annualized.
# Amount represents less than $0.01 per share.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL, & KAISER
ENHANCED GROWTH FUND
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout the period:
                                                                                   For the Periods Ended September 30,
                                                                                -----------------------------------------

                                                                                       2002                 2001*
                                                                                -------------------  --------------------
Net asset value, beginning of period                                                    $ 6.50                  $ 10.00
                                                                                -------------------  --------------------

INCOME FROM INVESTMENT OPERATIONS:

       Net investment income                                                             (0.08)                   (0.04)
       Net realized/unrealized gain (loss) on investments
        and foreign currency transactions                                                (1.62)                   (3.46)
                                                                                -------------------  --------------------

Total from investment operations                                                         (1.70)                   (3.50)
                                                                                -------------------  --------------------
Net asset value, end of period                                                          $ 4.80                   $ 6.50
                                                                                ===================  ====================

TOTAL RETURN                                                                           (26.15%)                 (35.00%)

RATIOS/SUPPLEMENTAL DATA:

       Net Assets, end of period (millions)                                              $49.7                    $44.9

       Ratio of expenses to average net assets                                           1.18%                    1.40% **

       Ratio of net investment income (loss) to average net assets                      (1.09%)                  (1.24%)**

       Portfolio turnover rate                                                             18%                       5%

----------------------------------
*  From commencement of operations on May 30, 2001.
** Ratios for periods less than one year have been annualized.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL, & KAISER
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year:
                                                                             For the Years Ended September 30,
                                                                ----------------------------------------------------------
                                                                  2002         2001        2000         1999        1998
                                                                 ------       ------      ------       ------      -------
Net asset value, beginning of year                               $ 4.27       $ 6.69      $ 6.89       $ 5.92      $ 6.91
                                                                 ------       ------      ------       ------      -------

INCOME FROM INVESTMENT OPERATIONS:

     Net investment income                                         0.03         0.02          --#       0.02        0.09
     Net realized/unrealized gain (loss) on investments
      and foreign currency transactions                           (0.60)       (1.83)       0.47         1.47       (0.81)
                                                                 ------       ------      ------       ------      -------

Total from investment operations                                  (0.57)       (1.81)       0.47         1.49       (0.72)
                                                                 ------       ------      ------       ------      -------

LESS DISTRIBUTIONS:

     From net investment income                                      --       (0.01)      (0.02)       (0.06)      (0.13)
     From net realized gains                                         --       (0.60)      (0.65)       (0.46)      (0.14)
                                                                 ------       ------      ------       ------      -------

Total distributions                                                  --       (0.61)      (0.67)       (0.52)      (0.27)
                                                                 ------       ------      ------       ------      -------

Net asset value, end of year                                     $ 3.70       $ 4.27      $ 6.69       $ 6.89      $ 5.92
                                                                 ======       ======      ======       ======      =======

TOTAL RETURN                                                    (13.35%)     (29.43%)      6.10%       26.13%     (10.61%)

RATIOS/SUPPLEMENTAL DATA:

     Net Assets, end of year (millions)                           $91.4       $101.4      $152.9       $139.5      $108.3

     Ratio of expenses to average net assets:
     Before expenses waived/reimbursed                            1.34%        1.44%       1.37%        1.49%       1.44%
     After expenses waived/reimbursed                             1.34%        1.44%       1.37%        1.49%       1.41%

     Ratio of net investment income (loss) to average net assets  0.59%        0.44%      (0.01%)       0.37%       0.49%

     Portfolio turnover rate                                        69%          90%        101%          85%         78%

----------------------------------
# Amount represents less than $0.01 per share.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL, & KAISER
BOND OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year:
                                                                             For the Years Ended September 30,
                                                                ----------------------------------------------------------
                                                                  2002+         2001        2000         1999        1998
                                                                 ------       ------      ------       ------      -------
Net asset value, beginning of year                               $ 7.14        $7.34        $ 7.85      $ 7.99      $ 8.20
                                                                 ------       ------      ------       ------      -------

INCOME FROM INVESTMENT OPERATIONS:

     Net investment income                                         0.32         0.50          0.29        0.34        0.25
     Net realized/unrealized gain (loss) on investments
      and foreign currency transactions                            0.13         0.19         (0.55)      (0.39)       0.40
                                                                 ------       ------      ------       ------      -------

Total from investment operations                                   0.45         0.69         (0.26)      (0.05)       0.65
                                                                 ------       ------      ------       ------      -------

LESS DISTRIBUTIONS:

     From net investment income                                   (0.11)       (0.89)        (0.25)      (0.09)      (0.86)
                                                                 ------       ------      ------       ------      -------

Total distributions                                               (0.11)       (0.89)        (0.25)      (0.09)      (0.86)
                                                                 ------       ------      ------       ------      -------

Net asset value, end of year                                     $ 7.48        $7.14        $ 7.34      $ 7.85      $ 7.99
                                                                 ======       ======      ======       ======      =======

TOTAL RETURN                                                      6.33%       10.38%        (3.52%)     (0.65%)      8.75%

RATIOS/SUPPLEMENTAL DATA:

     Net Assets, end of year (millions)                           $77.3       $103.5         $67.1       $79.2       $55.0

     Ratio of expenses to average net assets:
     Before expenses waived/reimbursed                            0.89%        0.99%         1.22%       1.26%       1.33%
     After expenses waived/reimbursed                             0.89%        0.99%         1.22%       1.26%       1.26%

     Ratio of net investment income (loss) to average net assets  4.33%        4.42%          3.79       4.03%       4.63%

     Portfolio turnover rate                                        68%         130%           34%         31%         40%

----------------------------------

+ As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and changed its method of amortization. The effect of this change for the Fund for the year ended September 30, 2002 on investment income and net realized and unrealized gain and losses was less than $0.01 per share. The effect of the change on the ratio of net investment income to average net assets was a change of 4.33% from 4.31%. Per share, ratios and supplemental data for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER OPPORTUNITY
FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Bailard, Biehl & Kaiser Cognitive Value Fund ("Cognitive Value Fund"), the Bailard, Biehl & Kaiser Enhanced Growth Fund ("Enhanced Growth Fund"), the Bailard, Biehl & Kaiser International Equity Fund ("International Equity Fund") and the Bailard, Biehl & Kaiser Bond Opportunity Fund ("Bond Opportunity Fund"), each a "Fund" and collectively the "Funds," are each a series of the Bailard, Biehl & Kaiser Opportunity Fund Group, Inc., ("Opportunity Fund Group"), a Maryland corporation organized in June 1990 and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.

The following significant accounting policies are followed by the Funds in the preparation of their financial statements and are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION
Each listed equity security (including any equity security traded on the NASDAQ National Market) is valued at the closing price reported by the principal securities exchange on which the issue is traded or, if no sale is reported, at the mean of the closing bid and asked prices. Equity securities traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted on the over-the-counter market.

Debt securities are valued at prices provided by one or more pricing services, or one or more bona fide market-makers, as of the closing of the relevant market. Short-term securities with maturities of 60 days or less are carried at amortized cost.

In the absence of readily available market quotations, including circumstances where significant events would indicate the market quotation of a security is not reliable, securities are valued at fair value as determined in good faith under procedures established by the Board of Directors.

The Enhanced Growth Fund invests primarily in the high technology sector and may invest in initial public offerings. Both of these investment strategies have specific risks. These risks include, but are not limited to, sector concentration risk and the risk of investing in newly public, unseasoned companies. The Cognitive Value Fund invests in small cap stocks, which have specific risks. These risks include, but are not limited to, greater volatility than investments in larger capitalization stocks. The International Equity Fund and the Bond Opportunity Fund invest in international securities, which have specific risks. These risks include, but are not limited to, changes in currency exchange rates and lack of accurate public information.

FOREIGN CURRENCY
The accounting records of the Funds are maintained is U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the mean of the bid and asked prices for the underlying currencies as of 11:00 a.m. New York time. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the date of the respective transactions.

The International Equity and Bond Opportunity Funds include foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated payables and receivables in realized and unrealized gain
(loss) on foreign currency. The International Equity and Bond Opportunity Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments is included with net realized and unrealized gain (loss) on investments.

BAILARD, BIEHL & KAISER OPPORTUNITY
FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
NOTE 1 - CONTINUED

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
In connection with purchases and sales of securities denominated in foreign currencies, the International Equity and Bond Opportunity Funds may enter into forward foreign currency exchange contracts ("Contracts"). Additionally, from time to time the International Equity and Bond Opportunity Funds may enter into Contracts to sell foreign currencies to hedge certain foreign currency assets. All contracts are "marked to market" daily based on their amortized forward points and closing spot price of their underlying currencies as of 11:00 a.m. New York time. Any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The International Equity and Bond Opportunity Funds record realized gains or losses at the time the Contracts are settled. Risks may arise upon entering into these Contracts from the potential inability of counterparties to meet the terms of their Contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

OPTIONS
The Funds may purchase and write put and call options. When purchasing options, the Funds pay a premium, which is included in their Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing a put and call option is limited to the premium paid. If a Fund writes options and the options expire unexercised, the Fund will realize a capital gain to the extent of the amount received for the options (the "premium"). If the Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of the closing option and the initial premium received. When a Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying instrument above the exercise price.

Exchange-traded options other than index options are valued at the mean of the highest closing bid and lowest closing asked prices on that day. Exchange-traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchase options and at the most recent asked quotation in the case of written options.

WHEN-ISSUED SECURITIES
When-issued securities are obligations to buy or sell investments to settle on future dates. These may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, this may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring (i.e. a "when, and as if issued" trade). These commitments are reported at market values in the financial statements. Credit risk exists on these commitments to the extent of the unrealized gain on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists to the extent as if the securities were owned on a settled basis, and gains/(losses) are recorded and reported in the same manner. During the commitment period, these investments earn no interest or dividends.

FEDERAL INCOME TAXES
The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Also, it is the Funds' intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Internal Revenue Code. Therefore, no provision is made for federal income or excise taxes.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BAILARD, BIEHL & KAISER OPPORTUNITY
FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
CHANGE IN ACCOUNTING PRINCIPLE
Effective October 1, 2001, the Bond Opportunity Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities using the effective interest rate method. Prior to October 1, 2001, the Bond Opportunity Fund amortized premiums on debt securities using the straight line method. The cumulative effect of this accounting change had no impact on the total net assets of the Bond Fund, but resulted in a $40,550 increase in the cost of the securities and a corresponding $40,550 reduction in net unrealized appreciation (depreciation), based on securities held by the Bond Opportunity Fund on October 1, 2001.

The effect of this change for the year ended September 30, 2002 was to increase net investment income by $11,647, decrease net unrealized appreciation (depreciation) by $42,914 and increase net realized gains and losses by $31,267. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in presentation.

OTHER
Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Funds first become aware of such dividends. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Funds use the identified cost method for determining realized gain or loss on investments. Certain expenses of the Opportunity Fund Group are allocated among its respective series in such a manner as its Board of Directors deems appropriate.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2002, aggregate purchases and proceeds from sales and maturities of investment securities, other than short-term investments, were as follows:

                                                  PURCHASES                        PROCEEDS
                                                 -----------                      -----------
Cognitive Value Fund                             $37,759,171                      $36,114,203
Enhanced Growth Fund                             $32,351,735                      $ 9,928,451
International Equity Fund                        $83,092,773                      $69,199,750
Bond Opportunity Fund                            $64,321,898                      $90,740,441

For the year ended September 30, 2002, aggregate purchases and proceeds from sales and maturities of U.S. Government obligations were as follows:

                                             PURCHASES                           PROCEEDS
                                            ----------                          -----------
Bond Opportunity Fund                       $43,964,158                         $63,796,896

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment management agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor"). This agreement requires the payment of a monthly fee computed on an annual basis as follows:

                                                                               FEE
                                                                               ---
         Cognitive Value Fund                                     0.75% of average net assets
         Enhanced Growth Fund                                     0.75% of average net assets
         International Equity Fund                                0.95% of average net assets
         Bond Opportunity Fund                                    0.60% of average net assets

Each outside Director is compensated by the Funds at the rate of $25,000 per year. In addition, all outside Directors receive an attendance fee of $2,000 plus related travel expenses for each Board of Directors' meeting attended.

BAILARD, BIEHL & KAISER OPPORTUNITY
FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
Fund stockholders who held in excess of 5% of the relevant Fund's shares outstanding at September 30, 2002, held the following aggregate percentages of the respective Fund's shares:

         Enhanced Growth Fund                                                  5.36%
         Bond Opportunity Fund                                                10.96%

NOTE 4 - TAX INFORMATION

TAX BASIS UNREALIZED GAIN (LOSS). At September 30, 2002, the costs of investments, gross and net unrealized gain (loss) for federal income tax purposes were as follows:

                                                               GROSS UNREALIZED
                                       COST                 GAIN               LOSS                 NET
                                       ----                 ----               ----                 ---
Cognitive Value Fund                  $ 69,750,288        $ 2,287,284        $14,132,953          ($11,845,669)
Enhanced Growth Fund                  $ 84,243,647        $   773,991        $35,227,142          ($34,453,151)
International Equity Fund             $107,618,554        $ 5,630,018        $21,520,845          ($15,890,827)
Bond Opportunity Fund                 $ 73,042,315        $ 4,340,469        $   579,545           $ 3,760,924

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral losses on wash sales, the realization for tax purposes of unrealized gain/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

DISTRIBUTIONS TO STOCKHOLDERS. The tax character of distributions paid during the fiscal year ended September 30, 2002, was as follows:

                                                           Distributions paid from
                                                        -------------------------------
                                                             Net                               Tax
                                                          Investment    Total Taxable      Distributions
                                                            Income      Distributions          Paid
                                                        -------------------------------   ----------------
Cognitive Value Fund                                      $   61,092       $   61,092         $   61,092
Bond Opportunity Fund                                     $1,187,494       $1,187,494         $1,187,494

As of September 30, 2002, the components of accumulated earnings / (deficit) on a tax basis was as follows:

                                            Undistributed                                                 Total
                            Undistributed    Long-Term                  Accumulated     Unrealized     Accumulated
                              Ordinary        Capital     Accumulated   Capital and   Appreciation/     Earnings/
                               Income          Gains        Earnings    Other Losses  (Depreciation)    (Deficit)
                            --------------  ------------------------------------------------------------------------
Cognitive Value Fund          $    53,639    $   70,484    $  124,123    $         -    ($11,845,669)  ($11,721,546)
Enhanced Growth Fund          $       -      $      -      $      -     ($ 6,126,899)   ($34,453,151)  ($40,580,050)
International Equity Fund     $   462,606    $      -      $  462,606   ($29,020,277)   ($15,878,138)  ($44,435,809)
Bond Opportunity Fund         $    69,585    $      -      $   69,585   ($19,917,026)    $ 3,777,036   ($16,070,405)

As of September 30, 2002, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

                                                                           Expires
                                          --------------------------------------------------------------------------
                                               2003          2008         2009          2010             Total
                                          --------------------------------------------------------  ----------------
Enhanced Growth Fund                       $         -      $      -      $      -    $ 2,217,961       $ 2,217,961
International Equity Fund                  $         -      $      -      $747,940    $18,446,073       $19,194,013
Bond Opportunity Fund                      $15,257,486      $592,542      $336,811    $ 1,338,009       $17,524,848

BAILARD, BIEHL & KAISER OPPORTUNITY
FUND GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------
NOTE 4 - CONTINUED

Net capital losses incurred after October 31, and within the taxable years are deemed to arise on the first business day of the Funds' next taxable year. For the year ended September 30, 2002, the Funds elected to defer post October capital losses and post October currency losses of:

                                                   Capital Losses     Currency Losses
                                                  ------------------  -----------------
Enhanced Growth Fund                                 $3,908,938         $        -
International Equity Fund                            $9,826,264         $        -
Bond Opportunity Fund                                $  760,312         $1,631,866

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the year ended September 30, 2002, the International Equity Fund earned foreign source income of $2,187,468 and the Fund incurred foreign taxes of $252,768, which the Fund may elect to pass through to stockholders as foreign tax credits on Form 1099-DIV for the year ended December 31, 2002.

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

At September 30, 2002, the Bond Opportunity Fund had open forward foreign currency contracts which obligated it to exchange currencies at specified future dates. At the maturity of a forward contract, the Bond Opportunity Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Bond Opportunity Fund under the contracts, including contracts which have been offset but remained unsettled, have been netted against the forward value of the currency to be delivered by the Bond Opportunity Fund. The remaining amount is shown as an unrealized gain or loss on forward currency contracts. The Bond Opportunity Fund's open forward foreign currency exchange contracts outstanding at September 30, 2002 were as follows:

                   USD          Currency                  Currency             USD      Delivery          Unrealized
               RECEIVABLE     DELIVERABLE                RECEIVABLE          PAYABLE      DATE           GAIN (LOSS)
               ----------     -----------                ----------          -------      ----           ----------
                 $   377,463         600,000   CAD                  -                -  12/12/02               $  1,924
                   3,793,884       3,850,000   EUR                  -                -  12/12/02                (59,384)
                   3,249,197       2,074,582   GBP                  -                -  12/12/02                (50,191)
                   4,440,438     540,000,000   JPY        165,000,000       $1,348,722  12/12/02                 59,562
                     521,998       3,908,250   NOK                  -                -  12/12/02                (13,840)
                     558,429       1,200,000   NZD                  -                -  12/12/02                    771
                   1,712,110      16,000,000   SEK          7,900,000          842,667  12/12/02                (22,100)
             ----------------                                          ----------------                  -------------
                 $14,653,519                                                $2,191,389                         $(83,258)
             ----------------                                          ----------------                  -------------
             ----------------                                          ----------------                  -------------

                                CURRENCY LEGEND:
----------------------------------------------------------------------------------------------------------------------
CAD - Canadian Dollar                                        EUR - Euro
----------------------------------------------------------------------------------------------------------------------
GBP - British Pound                                          JPY - Japanese Yen
----------------------------------------------------------------------------------------------------------------------
NOK -Norwegian Kroner                                        NZD - New Zealand Dollar
----------------------------------------------------------------------------------------------------------------------
SEK - Swedish Krona                                          USD - US Dollar
----------------------------------------------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Bailard, Biehl & Kaiser Opportunity Fund Group, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser Cognitive Value Fund, Bailard, Biehl & Kaiser Enhanced Growth Fund, Bailard, Biehl & Kaiser International Equity Fund, and Bailard, Biehl & Kaiser Bond Opportunity Fund (constituting Bailard, Biehl & Kaiser Opportunity Fund Group, Inc., hereafter referred to as the "Funds") at September 30, 2002, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Francisco, California
November 8, 2002

DIRECTORS AND OFFICERS OF THE BAILARD, BIEHL & KAISER OPPORTUNITY FUND
GROUP, INC.
(UNAUDITED)

The following table gives you information about each director and officer of the Bailard, Biehl & Kaiser Fund Opportunity Group, Inc. (the "Corporation"). The Corporation's Statement of Additional Information includes additional information about the Corporation's directors and is available, without charge, upon request, by calling (800) 882-8383.

-----------------------------------------------------------------------------------------------------------------
                              POSITION(S) HELD WITH
                              THE CORPORATION;
NAME, AGE                     (NUMBER OF FUNDS
ADDRESS                       OVERSEEN BY EACH          PRINCIPAL OCCUPATION(S) DURING   OTHER DIRECTORSHIPS
DIRECTOR/OFFICER SINCE(1)     DIRECTOR)                 PAST FIVE YEARS                  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS:
-----------------------------------------------------------------------------------------------------------------
SHIRLEY LIU CLAYTON, 65       Director (4)              2/00 to present:  CFO, CBYON     Bailard, Biehl &
122 Campo Bello Lane                                    (medical technology)             Kaiser Fund Group
Menlo Park, CA 94025                                    1/99-1/00:  President, Raven
JUNE, 1987(2)                                           Biotechnologies
                                                        (biotechnology)
                                                        5/98-1/99: CFO, Orquest
                                                        (biotechnology)
                                                        6/93-1/98:  President,
                                                        TopoMetrix
                                                        (microscopes)
-----------------------------------------------------------------------------------------------------------------
JAMES C. VAN HORNE, 67        Director (4)              A.P. Giannini Professor of       Bailard, Biehl &
Graduate School of Business                             Finance, Stanford University     Kaiser Fund Group,
350 Memorial Way                                                                         Montgomery Street
Stanford University                                                                      Income Securities,
Stanford, CA 94305                                                                       Inc.,
JUNE, 1979(2)                                                                            Suntron Corp.
-----------------------------------------------------------------------------------------------------------------
SCOTT F. WILSON, 58           Director (4)              2000-present:  General           Bailard, Biehl &
Venture Management                                      Partner, Venture Management      Kaiser Fund Group,
Associates                                              Associates (investment.          Seattle Goodwill
999 Third Avenue                                        banking)
Suite 3700                                              1991-2000:  General Partner,
Seattle, WA 98104                                       Transcontinental Capital
DECEMBER 1997                                           Partners (investment banking)
                                                        1987-2000:  5% shareholder,
                                                        Officer and Director, Milbank
                                                        Winthrop & Co. (investment
                                                        advisor)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                              POSITION(S) HELD WITH
                              THE CORPORATION;
NAME, AGE                     (NUMBER OF FUNDS
ADDRESS                       OVERSEEN BY EACH          PRINCIPAL OCCUPATION(S) DURING   OTHER DIRECTORSHIPS
DIRECTOR/OFFICER SINCE(1)     DIRECTOR)                 PAST FIVE YEARS                  HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTORS/OFFICERS:
-----------------------------------------------------------------------------------------------------------------
PETER M. HILL(3), 51          Chairman & Director (4)      Director and Chief            Bailard, Biehl &
Bailard, Biehl & Kaiser                                    Investment Officer,           Kaiser Fund Group
950 Tower Lane                                             Bailard, Biehl & Kaiser,
Suite 1900                                                 Inc.
Foster City, CA 94404
JUNE,1992
-----------------------------------------------------------------------------------------------------------------
BURNICE E. SPARKS, JR.(3), 54 President & Director (4)     Director and President,       None
Bailard, Biehl & Kaiser                                    Bailard, Biehl & Kaiser,
950 Tower Lane,                                            Inc.
Suite 1900
Foster City, CA 94404
FEBRUARY, 1992
-----------------------------------------------------------------------------------------------------------------
BARBARA V. BAILEY, 44         Treasurer                    Executive Vice President      N/A
Bailard, Biehl & Kaiser                                    and Chief Financial
950 Tower Lane                                             Officer, Bailard, Biehl &
Suite 1900                                                 Kaiser, Inc.
Foster City, CA 94404
SEPTEMBER, 1996
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JANIS M. HORNE, 47            Secretary                    Senior Vice President and     N/A
Bailard, Biehl & Kaiser                                    Chief Compliance Officer,
950 Tower Lane                                             Bailard, Biehl & Kaiser,
Suite 1900                                                 Inc.
Foster City, CA 94404
JUNE, 1990
-----------------------------------------------------------------------------------------------------------------

(1) All directors serve until the next annual meeting and their successors are elected and qualify, or until their earlier resignation, death or removal. All officers serve at the discretion of the Board of Directors.
(2) Includes time spent as a director of Bailard, Biehl & Kaiser International Fund, Inc., the Corporation's predecessor.
(3) "Interested persons" of the Corporation, as defined in the Investment Company Act of 1940 by reason of being officers and directors of Bailard, Biehl & Kaiser, Inc., the Corporation's advisor, and BB&K Fund Services, Inc., the Corporation's distributor.

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